                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X]  Preliminary Proxy Statement               [ ]  Confidential, for Use of the Commission
                                               Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

          GLOBAL/INTERNATIONAL FUND, INC.                       SCUDDER MUTUAL FUNDS, INC.
                 INVESTMENT TRUST                                 SCUDDER PATHWAY SERIES
         SCUDDER CALIFORNIA TAX FREE TRUST                        SCUDDER PORTFOLIO TRUST
           SCUDDER CASH INVESTMENT TRUST                         SCUDDER SECURITIES TRUST
                SCUDDER FUND, INC.                             SCUDDER STATE TAX FREE TRUST
                SCUDDER FUNDS TRUST                             SCUDDER TAX FREE MONEY FUND
                 SCUDDER GNMA FUND                                SCUDDER TAX FREE TRUST
         SCUDDER INTERNATIONAL FUND, INC.                    SCUDDER U.S. TREASURY MONEY FUND
              SCUDDER MUNICIPAL TRUST                               VALUE EQUITY TRUST

--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                              Thomas F. McDonough
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     (5)  Total fee paid:

--------------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

--------------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

     (3)  Filing Party:

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     (4)  Date Filed:

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

[SCUDDER LOGO]                                                  October   , 1998

                        GLOBAL/INTERNATIONAL FUND, INC.
                                INVESTMENT TRUST
                       SCUDDER CALIFORNIA TAX FREE TRUST
                         SCUDDER CASH INVESTMENT TRUST
                               SCUDDER FUND, INC.
                              SCUDDER FUNDS TRUST
                               SCUDDER GNMA FUND
                        SCUDDER INTERNATIONAL FUND, INC.
                            SCUDDER MUNICIPAL TRUST
                           SCUDDER MUTUAL FUNDS, INC.
                             SCUDDER PATHWAY SERIES
                            SCUDDER PORTFOLIO TRUST
                            SCUDDER SECURITIES TRUST
                          SCUDDER STATE TAX FREE TRUST
                          SCUDDER TAX FREE MONEY FUND
                             SCUDDER TAX FREE TRUST
                        SCUDDER U.S. TREASURY MONEY FUND
                               VALUE EQUITY TRUST

                                 IMPORTANT NEWS

                         FOR SCUDDER FUND SHAREHOLDERS

     While we encourage you to read the full text of the enclosed Proxy Statement, here's a brief overview of some matters affecting your Fund that will be the subject of a shareholder vote.

                          Q & A: QUESTIONS AND ANSWERS

Q.  WHAT IS HAPPENING?

A. Zurich Insurance Company ("Zurich"), which is the majority owner of your Fund's investment manager, Scudder Kemper Investments, Inc. ("Scudder Kemper"), has combined its businesses with the financial services businesses of B.A.T Industries p.l.c. ("B.A.T"). The resulting company, Zurich Financial Services ("Zurich Financial Services"), has become Zurich's parent company. Although this transaction will not affect the operations of Scudder Kemper or your Fund, we are asking the Fund's shareholders to approve a new investment management agreement to assure that there is no interruption in the services Scudder Kemper provides to your Fund. The following pages give you additional information about Zurich Financial Services, the new investment management agreement and certain other matters. THE BOARD MEMBERS OF YOUR FUND, INCLUDING THOSE WHO ARE NOT AFFILIATED WITH THE FUND, SCUDDER KEMPER OR ZURICH, RECOMMEND THAT YOU VOTE FOR APPROVAL OF THE NEW INVESTMENT MANAGEMENT AGREEMENT.

Q.  WHY AM I BEING ASKED TO VOTE ON THE NEW INVESTMENT MANAGEMENT AGREEMENT?

A. As a result of the Zurich-B.A.T transaction, the former shareholders of B.A.T indirectly own a 43% interest in Zurich through a new holding company, Allied Zurich p.l.c.. This change in ownership of Zurich may be deemed to have caused a "change in control" of Scudder Kemper, even though Scudder Kemper's operations will not change as a result. The Investment Company Act of 1940, which regulates investment companies such as your Fund, requires that fund shareholders approve a new investment management agreement whenever there is a change in control of a fund's investment manager (even in the most technical, definitional sense). Pursuant to an exemptive order issued by the Securities and Exchange Commission, your Fund entered into a new investment management agreement, subject to receipt of shareholder approval within 150 days. Accordingly, we are seeking shareholder approval of the new investment management agreement with your Fund.

Q.  HOW WILL THE ZURICH-B.A.T TRANSACTION AFFECT ME AS A FUND SHAREHOLDER?

A. We do not expect the transaction to affect you as a Fund shareholder. Your Fund and your Fund's investment objectives will not change. You will still own the same shares in the same Fund. The new investment management agreement is identical to the former investment management agreement, except for the dates of execution and termination and the addition, for certain Funds, of breakpoints in the fee structure. Similarly, the other service arrangements between your Fund and Scudder Kemper or affiliates of Scudder Kemper will not be affected. If shareholders do not approve the new investment management agreement, the agreement will terminate and the Board Members of your Fund will take such action as they deem to be in the best interests of your Fund and its shareholders.

Q.  WILL THE INVESTMENT MANAGEMENT FEES INCREASE?

A. No, the investment management fees paid by your Fund will remain the same. For some Funds, effective investment management fee rates may even decrease in the future, as a result of the addition of certain breakpoints in the fee structures (as described in the enclosed proxy Statement under

                                                (continues on inside back cover)

    "Differences Between the Former and New Investment Management Agreements").

Q.  WHAT OTHER MATTERS AM I BEING ASKED TO VOTE ON?

A. In order to save your Fund the expense of a subsequent meeting, a vote is also being sought for a revision of your Fund's fundamental lending policy (and, with respect to Scudder S&P 500 Index Fund only, a revision of the Fund's fundamental borrowing policy) to give the Board of your Fund discretionary authority to permit your Fund to enter into interfund lending arrangements, subject to Securities and Exchange Commission approval.

Q.  HOW DO THE BOARD MEMBERS OF MY FUND RECOMMEND THAT I VOTE?

A. After careful consideration, the Board Members of your Fund, including those who are not affiliated with the Fund, Scudder Kemper or Zurich, recommend that you vote FOR the Proposals on the enclosed proxy card(s).

Q.  WILL THE FUND PAY FOR THIS PROXY SOLICITATION?

A.  No, Zurich or its affiliates will bear these costs.

Q.  WHOM DO I CALL FOR MORE INFORMATION?

A. Please call Shareholder Communications Corporation, your Fund's information agent, at 1-800-733-8481, ext. 429.

                                INVESTMENT TRUST
                       SCUDDER CALIFORNIA TAX FREE TRUST
                         SCUDDER CASH INVESTMENT TRUST
                              SCUDDER FUNDS TRUST
                               SCUDDER GNMA FUND
                            SCUDDER MUNICIPAL TRUST
                             SCUDDER PATHWAY SERIES
                            SCUDDER PORTFOLIO TRUST
                            SCUDDER SECURITIES TRUST
                          SCUDDER STATE TAX FREE TRUST
                          SCUDDER TAX FREE MONEY FUND
                             SCUDDER TAX FREE TRUST
                        SCUDDER U.S. TREASURY MONEY FUND
                               VALUE EQUITY TRUST

                            Two International Place
                          Boston, Massachusetts 02110

                        GLOBAL/INTERNATIONAL FUND, INC.
                               SCUDDER FUND, INC.
                        SCUDDER INTERNATIONAL FUND, INC.
                           SCUDDER MUTUAL FUNDS, INC.

                                345 Park Avenue
                            New York, New York 10154

                                                                October   , 1998

Dear Shareholders:

     Zurich Insurance Company, the majority owner of Scudder Kemper Investments, Inc., has combined its businesses with the financial services businesses of B.A.T Industries p.l.c. The resulting company, Zurich Financial Services, has become the parent company of Zurich and the indirect parent of Scudder Kemper. As a result of this transaction, we are asking the shareholders of each of the funds for which Scudder Kemper acts as investment manager, including your Fund, to approve a new investment management agreement with Scudder Kemper.

     The Zurich-B.A.T transaction should not affect you as a Fund shareholder. Your Fund shares will not change, the advisory fee rates and expenses paid by your Fund will not increase, the investment objectives of your Fund will remain the same, and, as is now the case, you will not pay sales loads on purchases of shares of your Fund.

     Shareholders are also being asked to approve certain other matters that have been set forth in the Notice of Meeting. AFTER CAREFUL REVIEW, THE MEMBERS OF YOUR FUND'S BOARD HAVE APPROVED THE NEW INVESTMENT MANAGEMENT AGREEMENT. THE BOARD MEMBERS OF YOUR FUND BELIEVE THAT EACH OF THE PROPOSALS SET

FORTH IN THE NOTICE OF MEETING FOR YOUR FUND IS IMPORTANT AND RECOMMEND THAT YOU READ THE ENCLOSED MATERIALS CAREFULLY AND THEN VOTE FOR ALL PROPOSALS.

     Because all of the funds for which Scudder Kemper acts as investment manager are holding shareholder meetings, if you own shares of more than one fund, you will receive more than one proxy card. Please sign and return each proxy card you receive.

     Your vote is important. PLEASE TAKE A MOMENT NOW TO SIGN AND RETURN YOUR PROXY CARD(S) IN THE ENCLOSED POSTAGE-PAID RETURN ENVELOPE. If we do not receive your executed proxy card(s) after a reasonable amount of time, you may receive a telephone call from our proxy solicitor, Shareholder Communications Corporation, reminding you to vote.

Respectfully,

/s/ Daniel Pierce
Daniel Pierce
President
     Each Trust/Corporation listed above, except Global International Fund, Inc. and Scudder International Fund, Inc.

/s/ Nicholas Bratt
Nicholas Bratt
President
     Global/International Fund, Inc. (all Funds, except Scudder Global Fund) Scudder International Fund, Inc.

/s/ William E. Holzer
William E. Holzer
President
     Global International Fund, Inc. (Scudder Global Fund only)

WE URGE YOU TO SIGN AND RETURN YOUR PROXY CARD(S) IN THE ENCLOSED POSTAGE-PAID ENVELOPE TO ENSURE A QUORUM AT THE MEETING. YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU OWN.

                        GLOBAL/INTERNATIONAL FUND, INC.
                                INVESTMENT TRUST
                       SCUDDER CALIFORNIA TAX FREE TRUST
                         SCUDDER CASH INVESTMENT TRUST
                               SCUDDER FUND, INC.
                              SCUDDER FUNDS TRUST
                               SCUDDER GNMA FUND
                        SCUDDER INTERNATIONAL FUND, INC.
                            SCUDDER MUNICIPAL TRUST
                           SCUDDER MUTUAL FUNDS, INC.
                             SCUDDER PATHWAY SERIES
                            SCUDDER PORTFOLIO TRUST
                            SCUDDER SECURITIES TRUST
                          SCUDDER STATE TAX FREE TRUST
                          SCUDDER TAX FREE MONEY FUND
                             SCUDDER TAX FREE TRUST
                        SCUDDER U.S. TREASURY MONEY FUND
                               VALUE EQUITY TRUST

                   NOTICE OF SPECIAL MEETINGS OF SHAREHOLDERS

     Please take notice that Special Meetings of Shareholders (each a "Special Meeting") of each Scudder Trust/Corporation listed above (each Trust is a "Trust," collectively, the "Trusts" and each Corporation is a "Corporation," collectively, the "Corporations"), or, if applicable, each of its series that is listed on Appendix 1 to the Proxy Statement (each such series is referred to herein as a "Fund" and, collectively, where applicable, with those Trusts/Corporations that do not have any series, the "Funds"), will be held jointly at the offices of Scudder Kemper Investments, Inc., 13th Floor, Two International Place, Boston, Massachusetts 02110, on December 15, 1998, at 10:00 a.m., Eastern time, for the following purposes:

        PROPOSAL 1:    To approve a new investment management agreement for each
                       Fund with Scudder Kemper Investments, Inc.;

        PROPOSAL 2:    To approve of the revision of each Fund's fundamental
                       lending policy; and

        PROPOSAL 3:    (For shareholders of Scudder S&P 500 Index Fund only) to
                       approve of the revision of the Fund's fundamental borrowing policy.

     The appointed proxies will vote in their discretion on any other business as may properly come before the Special Meeting or any adjournments thereof.

     Holders of record of shares of each Fund at the close of business on October 19, 1998 are entitled to vote at the Special Meeting and at any adjournments thereof.

     In the event that the necessary quorum to transact business or the vote required to approve a Proposal is not obtained at the Special Meeting with respect to one or more Funds, the persons named as proxies may propose one or more adjournments of the Special Meeting in accordance with applicable law, to permit further solicitation of proxies. Any such adjournment as to a matter will require the affirmative vote of the holders of a majority of the concerned Fund's shares present in person or by proxy at the Special Meeting. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the Proposals and will vote against any such adjournment those proxies to be voted against the Proposals.

                                   By Order of the Boards of Trustees/Directors,

                                                         /s/ Thomas F. McDonough
                                                             Thomas F. McDonough
                                                                       Secretary

October   , 1998

IMPORTANT--WE URGE YOU TO SIGN AND DATE THE ENCLOSED PROXY CARD(S) AND RETURN IT IN THE ENCLOSED ADDRESSED ENVELOPE WHICH REQUIRES NO POSTAGE AND IS INTENDED FOR YOUR CONVENIENCE. YOUR PROMPT RETURN OF THE ENCLOSED PROXY CARD(S) MAY SAVE THE NECESSITY AND EXPENSE OF FURTHER SOLICITATIONS TO ENSURE A QUORUM AT THE SPECIAL MEETINGS. IF YOU CAN ATTEND THE SPECIAL MEETINGS AND WISH TO VOTE YOUR SHARES IN PERSON AT THAT TIME, YOU WILL BE ABLE TO DO SO.

                                INVESTMENT TRUST
                       SCUDDER CALIFORNIA TAX FREE TRUST
                         SCUDDER CASH INVESTMENT TRUST
                              SCUDDER FUNDS TRUST
                               SCUDDER GNMA FUND
                            SCUDDER MUNICIPAL TRUST
                             SCUDDER PATHWAY SERIES
                            SCUDDER PORTFOLIO TRUST
                            SCUDDER SECURITIES TRUST
                          SCUDDER STATE TAX FREE TRUST
                          SCUDDER TAX FREE MONEY FUND
                             SCUDDER TAX FREE TRUST
                        SCUDDER U.S. TREASURY MONEY FUND
                               VALUE EQUITY TRUST

                            Two International Place
                          Boston, Massachusetts 02110

                        GLOBAL/INTERNATIONAL FUND, INC.
                               SCUDDER FUND, INC.
                        SCUDDER INTERNATIONAL FUND, INC.
                           SCUDDER MUTUAL FUNDS, INC.

                                345 Park Avenue
                            New York, New York 10154

                             JOINT PROXY STATEMENT

GENERAL

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees/Directors (the "Board") of each of the Scudder Trusts/Corporations listed above (each Trust is a "Trust," collectively, the "Trusts" and each Corporation is a "Corporation," collectively, the "Corporations") for use at the Special Meetings of Shareholders of each Trust/ Corporation, or, if applicable, its series that are listed on Appendix 1 hereto (each such series is referred to herein as a "Fund" and, collectively, where applicable, with those Trusts/Corporations that do not have any series, the "Funds"), to be held jointly at the offices of Scudder Kemper Investments, Inc. ("Scudder Kemper"), 13th Floor, Two International Place, Boston, Massachusetts 02110, on December 15, 1998 at 10:00 a.m., Eastern time, and at any and all adjournments thereof (the "Special Meeting").

     In the descriptions of the Proposals below, the word "fund" is sometimes used to mean investment companies or series thereof in general, and not the Funds whose proxy statement this is. In addition, in this Proxy Statement, for simplicity, actions are described as being taken by a Fund that is a series of a

Trust or Corporation, although all actions are actually taken by the respective Trust or Corporation on behalf of the applicable series.

     This Proxy Statement, the Notice of Special Meeting and the proxy cards are first being mailed to shareholders on or about October 19, 1998 or as soon as practicable thereafter. Any shareholder giving a proxy has the power to revoke it by mail (addressed to the Secretary at the principal executive office of the Funds, c/o Scudder Kemper Investments, Inc., at the address for each Fund shown at the beginning of this Proxy Statement) or in person at the Special Meeting, by executing a superseding proxy or by submitting a notice of revocation to the Fund. All properly executed proxies received in time for the Special Meeting will be voted as specified in the proxy or, if no specification is made, in favor of the Proposals referred to in the Proxy Statement.

     The presence at any shareholders' meeting, in person or by proxy, of the holders of a majority, in the case of Investment Trust, Scudder California Tax Free Trust, Scudder Cash Investment Trust, Scudder Funds Trust, Scudder GNMA Fund, Scudder Municipal Trust, Scudder Portfolio Trust, Scudder Securities Trust, Scudder State Tax Free Trust, Scudder Tax Free Money Fund, Scudder Tax Free Trust, Scudder U.S. Treasury Money Fund and Value Equity Trust, and one-third, in the case of Global/International Fund, Inc., Scudder International Fund, Inc., Scudder Fund, Inc., Scudder Mutual Funds, Inc. and Scudder Pathway Series, of the shares of a Fund entitled to be cast shall be necessary and sufficient to constitute a quorum for the transaction of business. In the event that the necessary quorum to transact business or the vote required to approve any Proposal is not obtained at the Special Meeting with respect to one or more Funds, the persons named as proxies may propose one or more adjournments of the Special Meeting in accordance with applicable law to permit further solicitation of proxies with respect to the Proposal that did not receive the vote necessary for its passage or to obtain a quorum. Any such adjournment as to a matter will require the affirmative vote of the holders of a majority of the concerned Fund's shares present in person or by proxy at the Special Meeting. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of that Proposal and will vote against any such adjournment those proxies to be voted against that Proposal. For purposes of determining the presence of a quorum for transacting business at the Special Meeting, abstentions and broker "non-votes" will be treated as shares that are present but which have not been voted. Broker non-votes are proxies received by a Fund from brokers or nominees when the broker or nominee has neither received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter. Accordingly, shareholders are urged to forward their voting instructions promptly.

     Each Proposal requires the affirmative vote of a "majority of the outstanding voting securities" of a Fund. The term "majority of the outstanding voting securities," as defined in the Investment Company Act of 1940, as amended

(the "1940 Act"), and as used in this Proxy Statement, means: the affirmative vote of the lesser of (1) 67% of the voting securities of each Fund present at the meeting if more than 50% of the outstanding voting securities of the Fund are present in person or by proxy or (2) more than 50% of the outstanding voting securities of each Fund.

     Abstentions will have the effect of a "no" vote on each Proposal. Broker non-votes will have the effect of a "no" vote on each Proposal, each of which requires the approval of a specified percentage of the outstanding shares of each Fund, if such vote is determined on the basis of obtaining the affirmative vote of more than 50% of the outstanding voting securities of the Fund. Broker non-votes will not constitute "yes" or "no" votes, and will be disregarded in determining the voting securities "present" if such vote is determined on the basis of the affirmative vote of 67% of the voting securities of the Fund present at the Special Meeting with respect to each Proposal.

     Shareholders of each Fund will vote separately with respect to each Proposal.

     Holders of record of the shares of each Fund at the close of business on October 19, 1998 (the "Record Date"), as to any matter on which they are entitled to vote, will be entitled to one vote per share on all business of the Special Meeting. The table provided in Appendix 2 hereto sets forth the number of shares outstanding for each Fund as of June 30, 1998.

     Appendix 3 sets forth the beneficial owners of at least 5% of a Fund's shares. To the best of each Trust's/Corporation's knowledge, as of June 30, 1998, no person owned beneficially more than 5% of any Fund's outstanding shares, except as stated in Appendix 3.

     Appendix 4 hereto sets forth the number of shares of each Fund owned directly or beneficially by the Trustees/Directors of the relevant Board.

     Each Fund provides periodic reports to all of its shareholders which highlight relevant information, including investment results and a review of portfolio changes. You may receive an additional copy of the most recent annual report for each Fund and a copy of any more recent semi-annual report, without charge, by calling 800-225-5163 or writing the Fund, c/o Scudder Kemper Investments, Inc., at the address for each Fund shown at the beginning of this Proxy Statement.

          PROPOSAL 1: APPROVAL OF NEW INVESTMENT MANAGEMENT AGREEMENT

INTRODUCTION

     Scudder Kemper acts as the investment manager to each Fund pursuant to investment management agreements entered into by each Fund and Scudder Kemper. The investment management agreement in effect between each Fund and Scudder Kemper prior to the consummation of the transaction between Zurich Insurance Company ("Zurich") and B.A.T Industries p.l.c. ("B.A.T") (the "Zurich-B.A.T Transaction" or the "Transaction"), which is described below, is referred to in this Proxy Statement as a "Former Investment Management Agreement," collectively, the "Former Investment Management Agreements." The investment management agreement currently in effect between each Fund and Scudder Kemper was executed as of the consummation of the Zurich-B.A.T Transaction and is referred to in this Proxy Statement as a "New Investment Management Agreement," collectively, the "New Investment Management Agreements" and, together with the Former Investment Management Agreements, the "Investment Management Agreements." (Scudder Kemper is sometimes referred to in this proxy statement as the "Investment Manager.")

     On June 26, 1997, one of Scudder Kemper's predecessors, Scudder, Stevens & Clark, Inc. ("Scudder"), entered into an agreement with Zurich pursuant to which Scudder and Zurich agreed to form an alliance. On December 31, 1997, Zurich acquired a majority interest in Scudder, and Zurich Kemper Investments, Inc. ("Kemper"), a Zurich subsidiary, became part of Scudder. Scudder's name was changed to Scudder Kemper Investments, Inc. The transaction between Scudder and Zurich (the "Scudder-Zurich Transaction") resulted in the termination of each Fund's investment management agreement with Scudder. Consequently, the Former Investment Management Agreement between each Fund and Scudder Kemper was approved by each Trust's/Corporation's Board and by each Fund's shareholders.

     The Zurich-B.A.T Transaction. On December 22, 1997, Zurich and B.A.T entered into a definitive agreement (the "Merger Agreement") pursuant to which businesses of Zurich (including Zurich's almost 70% ownership interest in Scudder Kemper) were to be combined with the financial services businesses of B.A.T. On October 12, 1997, Zurich and B.A.T had confirmed that they were engaged in discussions concerning a possible business combination; on October 16, 1997, Zurich and B.A.T announced that they had entered into an Agreement in Principle, dated as of October 15, 1997 (the "Agreement in Principle") to merge B.A.T's financial services businesses with Zurich's businesses. The Merger Agreement superseded the Agreement in Principle.

     In order to effect this combination, Zurich and B.A.T first reorganized their respective operations. Zurich became a subsidiary of a new Swiss holding company, Zurich Allied AG, and Zurich shareholders became Zurich Allied AG shareholders. At the same time, B.A.T separated its financial services business from its tobacco-related businesses by spinning off to its shareholders a new British company, Allied Zurich p.l.c., which held B.A.T's financial services businesses.

     Zurich Allied AG then contributed its interest in Zurich, and Allied Zurich p.l.c. contributed the B.A.T financial services businesses, to a jointly owned company, Zurich Financial Services ("Zurich Financial Services"). These
transactions were completed on September   , 1998. As a result, upon the
completion of the Transaction, the former Zurich shareholders initially became the owners (through Zurich Allied AG) of 57% of the voting stock of Zurich Financial Services, and former B.A.T shareholders initially became the owners (through Allied Zurich p.l.c.) of 43% of the voting stock of Zurich Financial Services. Zurich Financial Services now owns Zurich and the financial services businesses previously owned by B.A.T.

     Below is a simplified chart showing the corporate structure of Zurich Financial Services after these transactions:

                              [SCUDDER FLOW CHART]

     Corporate Governance. At the closing of the Zurich-B.A.T Transaction, the parties entered into a Governing Agreement that establishes the corporate governance structure for Zurich Allied AG, Allied Zurich p.l.c. and Zurich Financial Services.

     The Board of Directors of Zurich Financial Services consists of ten members, five of whom were initially selected by Zurich and five by B.A.T. Mr. Rolf Huppi, Zurich's current Chairman and Chief Executive Officer, became Chairman and Chief Executive Officer of Zurich Financial Services. As Chairman, Mr. Huppi will have a tie-breaking vote on all matters except recommendations of the Audit Committee, recommendations of the Remuneration Committee in respect of the remuneration of the Chairman and the CEO, appointment and removal of the Chairman and CEO, appointments to the Nominations, Audit and Remuneration Committees and nominations to the Board of Directors not made through the Nominations Committee.

     The Group Management Board of Zurich Financial Services has been given responsibility by the Board of Directors for the executive management of Zurich Financial Services and has wide authority for such purpose. Of the 11 initial members of the Group Management Board, eight are current members of the Corporate Executive Board of Zurich (including Mr. Edmond D. Villani, CEO of Scudder Kemper, who is responsible for Global Asset Management for Zurich Financial Services), and three are current B.A.T executives.

     The Board of Directors of Zurich Allied AG initially consists of 11 members, eight of whom are current Zurich directors and three of whom were proposed by B.A.T. The Board of Directors of Allied Zurich p.l.c. also initially consists of 11 members, eight of whom are current B.A.T directors and three of whom were proposed by Zurich. The parties have agreed that, as soon as possible, the Boards of Directors of Zurich Financial Services, Zurich Allied AG and Allied Zurich p.l.c. will have identical membership.

     Shareholder resolutions of Zurich Financial Services in general require approval by at least 58% of all shares outstanding.

     The Governing Agreement also contains provisions relating to dividend equalization and provisions intended to ensure equal treatment of Zurich Allied AG and Allied Zurich p.l.c. shareholders in the event of a takeover bid for either company.

     The B.A.T financial services businesses, which, since the closing of the Transaction, are owned by Zurich Financial Services, include: the Farmers Group of Insurance companies; the Eagle Star Insurance business, primarily in the U.K.; Allied-Dunbar, one of the leading U.K. unit-linked life insurance and pensions companies; and Threadneedle Asset Management, which was formed initially to manage the investment assets of Eagle Star and Allied-Dunbar, and which, at December 31, 1997, had $58.8 billion under management. Overall, at year-end 1997, the financial services businesses of B.A.T had $79 billion in assets under management, including $18 billion in third party assets.

     Zurich has informed the Funds that the financial services businesses of B.A.T do not include any of B.A.T's tobacco businesses and that, after careful review, Zurich has concluded that the tobacco-related liabilities connected with B.A.T's tobacco business should not adversely affect Zurich or the present Zurich subsidiaries, including Scudder Kemper.

     Consummation of the Zurich-B.A.T Transaction may be deemed to have constituted an "assignment," as that term is defined in the 1940 Act, of each

Fund's Former Investment Management Agreement with Scudder Kemper. As required by the 1940 Act, each of the Former Investment Management Agreements provided for its automatic termination in the event of its assignment. Accordingly, a New Investment Management Agreement between each Fund and Scudder Kemper was approved by the Board members of each Fund and are now being proposed for approval by shareholders of each Fund. The Funds have received an exemptive order from the Securities and Exchange Commission (the "SEC" or the "Commission") permitting each Fund to obtain shareholder approval of its New Investment Management Agreement within 150 days after the consummation of the Transaction (and, consequently, within 150 days after the termination of its Former Investment Management Agreement), instead of before the consummation of the Transaction. A copy of the master form of the New Investment Management Agreement is attached hereto as Exhibit A. THE NEW INVESTMENT MANAGEMENT AGREEMENT FOR EACH FUND IS IN ALL MATERIAL RESPECTS ON THE SAME TERMS AS THE CORRESPONDING FORMER INVESTMENT MANAGEMENT AGREEMENT, EXCEPT FOR THE DATES OF EXECUTION AND TERMINATION AND, IN THE CASE OF CERTAIN FUNDS, THE ADDITION OF CERTAIN BREAKPOINTS IN THE FEE STRUCTURES. The material terms of the Investment Management Agreements are described under "Description of the Investment Management Agreements" below.

BOARD'S RECOMMENDATION

     On various dates between August 6, 1998 and August 12, 1998, the Board of each Trust/Corporation met and the Board members of each Trust/Corporation, including the Board Members who are not parties to such agreement or "interested persons" (as defined under the 1940 Act) (the "Non-interested Trustees/Directors" or "Non-Interested Board members") of any such party, voted to approve the New Investment Management Agreements and to recommend approval to the shareholders of each applicable Fund. The New Investment Management Agreements applicable to each of Scudder Growth and Income Fund and Scudder Massachusetts Tax Free Fund include, effective September 30, 1998, additional breakpoints, which reduce fee rates as assets increase (as described below under "Differences Between the Former and New Investment Management Agreements."). On September 15, 1998, the Board members of each of Scudder International Fund, Inc. and Value Equity Trust approved an amendment adding breakpoints to the New Investment Management Agreement applicable to each of Scudder Greater Europe Growth Fund and Scudder Large Company Value Fund, effective September 30, 1998 (also described below).

     For information about the Boards' deliberations and the reasons for their recommendation, please see "Board's Evaluation" below.

BOARD'S EVALUATION

     The Non-Interested Board members of each Trust/Corporation have been aware of the proposed Zurich-B.A.T Transaction since the announcement of the Agreement in Principle on October 16, 1997. The Board members of each Trust/Corporation were kept informed by Scudder Kemper of significant subsequent developments regarding the Transaction, including the execution of the Merger Agreement on December 22, 1997 and the receipt of necessary regulatory approvals.

     In the course of the annual review by the Non-Interested Board members of the continuance of the investment management agreements between each Fund and Scudder Kemper, Scudder Kemper furnished the Board members with detailed information regarding the proposed Transaction, including information provided to the shareholders of Zurich and B.A.T and information regarding the structure of the Transaction, the resulting ownership and governance arrangements of Zurich and the investment management business of B.A.T expected to be acquired by Scudder Kemper following completion of the Transaction. The Non-interested Board members had the opportunity to consider this information with the assistance of their independent counsel and to ask questions of Scudder Kemper representatives. In the course of these deliberations, Scudder Kemper advised the Non-Interested Board members that the proposed Transaction would not have a material effect on the operations of the Funds or on their shareholders.

     During the course of their deliberations, the Non-interested Trustees/ Directors considered a variety of factors, including the nature, quality and extent of the services furnished by Scudder Kemper to the Funds; the necessity of Scudder Kemper's maintaining and enhancing its ability to retain and attract capable personnel to serve the Funds; the increased complexity of the domestic and international securities markets; the investment record of Scudder Kemper in managing the Funds; Scudder Kemper's profitability with respect to the Funds and the other investment companies managed by Scudder Kemper before marketing expenses paid by Scudder Kemper; possible economies of scale; comparative data as to investment performance, advisory fees and expense ratios; Scudder Kemper's expenditures in developing worthwhile and innovative shareholder services for the Funds; improvements in the quality and scope of the shareholder services provided to the Funds' shareholders; the advantages and possible disadvantages to the Funds of having an adviser of the Funds which also serves other investment companies as well as other accounts; possible benefits to Scudder Kemper from serving as adviser and from affiliates of Scudder Kemper serving as principal underwriter, transfer agent and fund accounting agent of the Funds; current and developing conditions in the financial services industry, including the entry into the industry of large and well capitalized companies which are spending and appear to be prepared to continue to spend substantial sums to engage personnel and to provide services to competing investment companies; the financial resources of Scudder Kemper and the continuance of appropriate incentives to assure that Scudder Kemper will continue to furnish high quality services to the Funds; and various other factors. The Non-Interested Board members of each Trust/Corporation considered the foregoing factors with respect to each of the applicable Funds.

     The Board of each Trust/Corporation was advised that Zurich intends to rely on Section 15(f) of the 1940 Act, which provides a non-exclusive safe harbor for an investment adviser to an investment company or any of the investment adviser's affiliated persons (as defined under the 1940 Act) to receive any amount or benefit in connection with a change in control of the investment adviser so long as two conditions are met. First, for a period of three years after the transaction, at least 75% of the board members of the investment company must not be "interested persons" of the investment company's investment adviser or its predecessor adviser. On or prior to the consummation of the Transaction, each of the Boards was in compliance with this provision of Section 15(f). Second, an "unfair burden" must not be imposed upon the investment company as a result of such transaction or any express or implied terms, conditions or understandings applicable thereto. The term "unfair burden" is defined in Section 15(f) to include any arrangement during the two-year period after the transaction whereby the investment adviser, or any interested person of any such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its shareholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for such investment company). No such compensation agreements are contemplated in connection with the Transaction. Zurich or its affiliates will pay the costs of preparing and distributing proxy materials to, and of holding the meeting of, the Funds' shareholders as well as other fees and expenses in connection with the Transaction, including the fees and expenses of legal counsel and consultants to the Funds and the Non-interested Trustees/Directors.

     In addition to the foregoing factors, the Non-interested Trustees/Directors gave careful consideration to the likely impact of the Transaction on the Scudder Kemper organization. In this regard, the Non-interested Trustees/Directors considered, among other things, the fact that the Transaction does not appear to alter in any material respect the substantial autonomy afforded to Scudder Kemper executives over Scudder Kemper's operations, the equity participation and incentives for many Scudder Kemper employees, or Zurich's strategy for the development of its asset management business through Scudder Kemper. Based on the foregoing, the Non-interested Trustees/Directors concluded that the Transaction should cause no reduction in the quality of services provided to the Funds and believe that the Transaction should enhance Scudder Kemper's capabilities and strengths.

DESCRIPTION OF THE INVESTMENT MANAGEMENT AGREEMENTS

     Except as disclosed below, all Former and New Investment Agreements are identical. Under the Investment Management Agreements, Scudder Kemper provides each Fund with continuing investment management services. The Investment Manager also determines which securities should be purchased, held, or sold, and what portion of each Fund's assets should be held uninvested, subject to each Trust's/Corporation's Charter, By-Laws, investment policies and restrictions, the provisions of the 1940 Act, and such policies and instructions as the Trustees/Directors may have determined.

     Each Investment Management Agreement provides that the Investment Manager will provide portfolio management services, place portfolio transactions in accordance with policies expressed in each Fund's registration statement, pay each Fund's office rent, and render significant administrative services on behalf of each Fund (not otherwise provided by third parties) necessary for each Fund's operating as an open-end investment company, including, but not limited to, preparing reports to and meeting materials for each Trust's/Corporation's Board and reports and notices to Fund shareholders; supervising, negotiating contractual arrangements with, to the extent appropriate, and monitoring the performance of various third-party and affiliated service providers to each Fund (such as each Fund's transfer and pricing agents, fund accounting agent, custodian, accountants and others) and other persons in any capacity deemed necessary or desirable to Fund operations; preparing and making filings with the SEC and other regulatory and self-regulatory organizations, including but not limited to, preliminary and definitive proxy materials, post-effective amendments to the Registration Statement, semi-annual reports on Form N-SAR and notices pursuant to Rule 24f-2 under the 1940 Act; overseeing the tabulation of proxies by each Fund's transfer agent; assisting in the preparation and filing of each Fund's federal, state and local tax returns; preparing and filing each Fund's federal excise tax returns pursuant to Section 4982 of the Internal Revenue Code of 1986, as amended; providing assistance with investor and public relations matters; monitoring the valuation of portfolio securities and the calculation of net asset value; monitoring the registration of shares of each Fund under applicable federal and state securities laws; maintaining or causing to be maintained for each Fund all books, records and reports and any other information required under the 1940 Act, to the extent such books, records and reports and other information are not maintained by each Fund's custodian or other agents of each Fund; assisting in establishing accounting policies of each Fund; assisting in the resolution of accounting issues that may arise with respect to each Fund's operations and consulting with each Fund's independent accountants, legal counsel and other agents as necessary in connection therewith; establishing and monitoring each Fund's operating expense budgets; reviewing each Fund's bills; processing the payment of bills that have been approved by an authorized person; assisting each Fund in determining the amount of dividends and distributions available to be paid by each Fund to its shareholders, preparing and arranging for the printing of dividend notices to shareholders, and providing the transfer and dividend paying agent, the custodian, and the accounting agent with such information as is required for such parties to effect the payment of dividends and distributions; and otherwise assisting each Fund in the conduct of its business, subject to the direction and control of each Trust's/Corporation's Board.

     The Investment Management Agreement for the Funds in the Scudder Pathway Series also provides that the Investment Manager is not required to pay any expenses of the Funds except those expenses specifically allocated to the Investment Manager in the Investment Management Agreement and under the Special Servicing Agreement ("Service Agreement") among the Investment Manager, the Trust, Scudder Fund Accounting Corporation, Scudder Service Corporation, Scudder Trust Company, Scudder Investor Services, Inc., and the various funds in which the Trust's Funds may invest ("Underlying Funds"). Under the Service Agreement, the Investment Manager is responsible for arranging all services pertaining to the operation of the Trust including the services of Scudder Service Corporation and Scudder Fund Accounting Corporation to act as Shareholder Servicing Agent and Fund Accounting Agent, respectively, for each Fund of the Trust.

     Under each Investment Management Agreement, each Fund is responsible for other expenses, including organizational expenses (including out-of-pocket expenses, but not including the Investment Manager's overhead or employee costs); brokers' commissions or other costs of acquiring or disposing of any portfolio securities of each Fund; legal, auditing and accounting expenses; payment for portfolio pricing or valuation services to pricing agents, accountants, bankers and other specialists, if any; taxes and governmental fees; the fees and expenses of each Fund's transfer agent; expenses of preparing share certificates and any other expenses, including clerical expenses, of issuance, offering, distribution, sale, redemption or repurchase of shares; the expenses of and fees for registering or qualifying securities for sale; the fees and expenses of Non-interested Trustees/Directors; the cost of printing and distributing reports, notices and dividends to current shareholders; and the fees and expenses of each Fund's custodians, subcustodians, accounting agent, dividend disbursing agents and registrars. Each Fund may arrange to have third parties assume all or part of the expenses of sale, underwriting and distribution of shares of each Fund. Each Fund is also responsible for expenses of shareholders' and other meetings, the cost of responding to shareholders' inquiries, and its expenses incurred in connection with litigation and the legal obligation it may have to indemnify officers and Trustees/Directors of each Trust/Corporation with respect thereto. Each Fund is also responsible for the maintenance of books and records which are required to be maintained by each Fund's custodian or other agents of each Trust/Corporation; telephone, telex, facsimile, postage and other communications expenses; any fees, dues and expenses incurred by each Fund in connection with membership in investment company trade organizations; expenses of printing and mailing prospectuses and statements of additional information of each Fund and supplements thereto to current shareholders; costs of stationery; fees payable to the Investment Manager and to any other Fund advisors or consultants; expenses relating to investor and public relations; interest charges, bond premiums and other insurance expense; freight, insurance and other charges in connection with the shipment of each Fund's portfolio securities; and other expenses.

     The Investment Manager is responsible for the payment of the compensation and expenses of all Trustees/Directors, officers and executive employees of each Fund (including each Fund's share of payroll taxes) affiliated with the Investment Manager and making available, without expense to each Fund, the services of such Trustees/Directors, officers and employees as may duly be elected officers of each Trust/Corporation, subject to their individual consent to serve and to any limitations imposed by law. Each Fund is responsible for the fees and expenses (specifically including travel expenses relating to Fund business) of Trustees/Directors not affiliated with the Investment Manager. Under each Investment Management Agreement, the Investment Manager also pays each Fund's share of payroll taxes, as well as expenses, such as travel expenses (or an appropriate portion thereof), of Trustees/Directors and officers of each Trust/Corporation who are directors, officers or employees of the Investment Manager, except to the extent that such expenses relate to attendance at meetings of the Board of each Trust/Corporation, or any committees thereof or advisers thereto, held outside Boston, Massachusetts or New York, New York. During each Fund's most recent fiscal year, no compensation, direct or otherwise (other than through fees paid to the Investment Manager), was paid or became payable by each Trust/Corporation to any of its officers or Trustees/Directors who were affiliated with the Investment Manager.

     The Investment Manager does not receive a fee for its services from any Fund under the Investment Management Agreement for Scudder Pathway Series, since it expects to receive additional compensation under investment management agreements currently in effect between the Investment Manager and the Underlying Funds due to growth in the assets of the Underlying Funds resulting from investment in the Underlying Funds by the Funds in Scudder Pathway Series.

     In return for the services provided by the Investment Manager as investment manager and the expenses it assumes under each Investment Management Agreement, each Fund, other than those in Scudder Pathway Series, pays the Investment Manager a management fee which is accrued daily and payable monthly. The management fee rate for each Fund under the Investment Management Agreements is set forth in Appendix 5 hereto. As of the end of each Fund's last fiscal year, each Fund had net assets and paid an aggregate management fee to the Investment Manager during such period as also set forth in Appendix 5 hereto.

     Each Investment Management Agreement further provides that the Investment Manager shall not be liable for any error of judgment or mistake of law or for any loss suffered by any Fund in connection with matters to which such agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Investment Manager in the performance of its duties or from reckless disregard by the Investment Manager of its obligations and duties under such agreement. Each Investment Management Agreement also provides that purchase and sale opportunities, which are suitable for more than one client of the Investment Manager, will be allocated by the Investment Manager in an equitable manner. In addition, each Investment Management Agreement identifies Scudder Kemper as the exclusive licensee of the rights to use and sublicense the names "Scudder," "Scudder Kemper Investments, Inc.," and "Scudder, Stevens & Clark, Inc." (together the "Scudder Marks"). Under this license, each Trust/Corporation, with respect to each of its Funds, if any, has the non-exclusive right to use and sublicense the Scudder name and marks as part of its name, and to use the Scudder Marks in the Trust's/Corporation's investment products and services. This license continues only as long as the Former Investment Management Agreement or any other investment advisory agreement is in place, and only as long as Scudder Kemper continued to be a licensee of the Scudder Marks from Scudder Trust Company, which is the owner and licensor of the Scudder Marks. As a condition of the license, each Trust/Corporation, on behalf of each of its Funds, if any, undertakes certain responsibilities and agrees to certain restrictions, such as agreeing not to challenge the validity of the Scudder Marks or ownership by Scudder Trust Company and the obligation to use the name within commercially reasonable standards of quality. In the event the agreement is terminated, each Trust/Corporation, on behalf of each of its Funds, if any, must not use a name likely to be confused with those associated with the Scudder Marks. Lastly, each Investment Management Agreement contains a provision stating that it supersedes all prior agreements.

     Each Investment Management Agreement may be terminated without penalty upon sixty (60) days' written notice by either party. Each Fund may agree to terminate its Investment Management Agreement either by the vote of a majority of the outstanding voting securities of the Fund, or by a vote of the Board. As stated above, each Investment Management Agreement automatically terminates in the event of its assignment.

     Scudder Kemper or one of its predecessors has acted as the Investment Manager for each Fund since each Fund commenced operations as shown in Appendix 6 hereto. Also shown in Appendix 6 is the date of each Former Investment Management Agreement, the date when each Former Investment Management Agreement was last approved by the shareholders of each Fund, the date when each New Investment Management Agreement was last approved by the Trustees/Directors of each Fund and the date to which each New Investment Management Agreement was last continued. Each Former Investment Management Agreement was last submitted to shareholders prior to its becoming effective, as required by the 1940 Act, in connection with the Scudder-Zurich Transaction.

THE NEW INVESTMENT MANAGEMENT AGREEMENTS

     The New Investment Management Agreement for each Fund is dated the date of
the consummation of the Transaction, which occurred on September   , 1998. Each
New Investment Management Agreement will be in effect for an initial term ending on September 30, 1999, and may continue thereafter from year to year only if specifically approved at least annually by the vote of "a majority of the outstanding voting securities" of each Fund, or by the Board and, in either event, the vote of a majority of the Non-interested Trustees/Directors, cast in person at a meeting called for such purpose. In the event that shareholders of a Fund do not approve the New Investment Management Agreement, it will terminate. In such event, each Board will take such action as it deems to be in the best interests of the Fund and its shareholders.

DIFFERENCES BETWEEN THE FORMER AND NEW INVESTMENT MANAGEMENT AGREEMENTS

     The New Investment Management Agreements are substantially the same as the Former Investment Management Agreements, except for the dates of execution and termination and, in the case of certain Funds (Scudder Growth and Income Fund and Scudder Massachusetts Tax Free Fund), the addition of certain breakpoints in the fee structures. In addition, the New Investment Management Agreements of each of Scudder Greater Europe Growth Fund and Scudder Large Company Value Fund have been amended to add certain breakpoints in the fee structures. The New Investment Management Agreement (as amended, in the case of each of Scudder Greater Europe Growth Fund and Scudder Large Company Value Fund) for each of the following Funds provides for the following additional breakpoints, which reduce fees payable to the Investment Manager as assets increase, effective as of September 30, 1998:

     SCUDDER GREATER EUROPE GROWTH FUND: a breakpoint has been added at the $1 billion level, reducing the fee on assets over $1 billion from 1.00% to 0.90%.

     SCUDDER GROWTH AND INCOME FUND: a breakpoint has been added at the $10 billion level, reducing the fee on assets over $10 billion from 0.388% to 0.370%.

     SCUDDER LARGE COMPANY VALUE FUND:

     SCUDDER MASSACHUSETTS TAX FREE FUND: a breakpoint has been added at the $400 million level, reducing the fee on assets over $400 million from 0.600% to 0.525%.

INVESTMENT MANAGER

     Scudder Kemper, which resulted from the combination of the businesses of Scudder and Kemper, an indirect subsidiary of Zurich, in connection with the Scudder-Zurich Transaction, is one of the largest and most experienced investment counsel firms in the United States. Scudder was established in 1919 as a partnership and was restructured as a Delaware corporation in 1985. Scudder launched its first fund in 1928. Kemper launched its first fund in 1948. Since

December 31, 1997, Scudder Kemper has served as investment adviser to both
Scudder and Kemper funds. As of             , Scudder Kemper has more than [$200
billion] in assets under management. The principal source of Scudder Kemper's income is professional fees received from providing continuing investment advice. Scudder Kemper provides investment counsel for many individuals and institutions, including insurance companies, endowments, industrial corporations and financial and banking organizations.

     Founded in 1872, Zurich is a multinational, public corporation organized under the laws of Switzerland. Its home office is located at Mythenquai 2, 8002 Zurich, Switzerland. Historically, Zurich's earnings have resulted from its operations as an insurer as well as from its ownership of its subsidiaries and affiliated companies (the "Zurich Insurance Group"). Zurich and the Zurich Insurance Group provide an extensive range of insurance products and services and have branch offices and subsidiaries in more than 40 countries throughout the world. Zurich owns approximately 70% of the Investment Manager, with the balance owned by the Investment Manager's officers and employees.

     As stated above, Scudder Kemper is a Delaware corporation. Rolf Huppi* is the Chairman of the Board and Director, Edmond D. Villani(#) is the President, Chief Executive Officer and Director, Stephen R. Beckwith(#) is the Treasurer and Chief Financial Officer, Kathryn L. Quirk(#) is the General Counsel, Chief Compliance Officer and Secretary, Lynn S. Birdsong(#) is a Corporate Vice President and Director, Cornelia M. Small(#) is a Corporate Vice President and Director, Laurence Cheng* is a Director and Marcus Rohrbasser* is a Director of the Investment Manager. The principal occupation of each of Edmond D. Villani, Stephen R. Beckwith, Kathryn L. Quirk, Lynn S. Birdsong and Cornelia M. Small is serving as a Managing Director of the Investment Manager; the principal occupation of each of Rolf Huppi and Marcus Rohrbasser is serving as an officer of Zurich; the principal occupation of Lawrence Cheng is serving as a senior partner of Capital Z Partners, an investment fund. The Executive Committee members are Messrs. Birdsong, Rohrbasser and Villani (Chairman).

     The outstanding voting securities of the Investment Manager are held of record 36.63% by Zurich Holding Company of America ("ZHCA"), a subsidiary of Zurich; 32.85% by ZKI Holding Corp. ("KIH"), a subsidiary of Zurich; 20.86% by Stephen R. Beckwith, Lynn S. Birdsong, Kathryn L. Quirk, Cornelia M. Small and Edmond D. Villani, in their capacity as representatives (the "Management Representatives") of the Investment Manager's management holders and retiree holders pursuant to a Second Amended and Restated Security Holders Agreement (the "Security Holders Agreement") among the Investment Manager, Zurich, ZHCA, ZKIH, the Management Representatives, the management holders, the retiree holders and Edmond D. Villani, as trustee of Scudder

------------------------------

* Mythenquai 2, Zurich Switzerland.

(#) 345 Park Avenue, New York, New York

Kemper Investments, Inc. Executive Defined Contribution Plan Trust (the "Trust"); and 9.66% by the Trust. There are no outstanding non-voting securities of the Investment Manager.

     In connection with the Scudder-Zurich Transaction (described above), pursuant to which Zurich acquired a two-thirds interest in Scudder for $866.7 million in cash in December, 1997, Daniel Pierce, a Trustee/Director of each Trust/Corporation, except Scudder Fund, Inc. and Scudder Pathway Series, sold 85.1% of his holdings in Scudder to Zurich for cash.

     Pursuant to the Security Holders Agreement (which was entered into in connection with the Scudder-Zurich Transaction), the Board of Directors of the Investment Manager consists of four directors designated by ZHCA and ZKIH and three directors designated by Management Representatives.

     The Security Holders Agreement requires the approval of a majority of the Scudder-designated directors for certain decisions, including changing the name of Scudder Kemper, effecting an initial public offering before April 15, 2005, causing Scudder Kemper to engage substantially in non-investment management and related business, making material acquisitions or divestitures, making material changes in Scudder Kemper's capital structure, dissolving or liquidating Scudder Kemper, or entering into certain affiliated transactions with Zurich. The Security Holders Agreement also provides for various put and call rights with respect to Scudder Kemper stock held by persons who were employees of Scudder at the time of the Scudder-Zurich Transaction, limitations on Zurich's ability to purchase other asset management companies outside of Scudder Kemper, rights of Zurich to repurchase Scudder Kemper stock upon termination of employment of Scudder Kemper personnel, and registration rights for stock held by stockholders of Scudder continuing after the Scudder-Zurich Transaction.

     Directors, officers and employees of Scudder Kemper from time to time may enter into transactions with various banks, including each Fund's custodian bank. It is Scudder Kemper's opinion that the terms and conditions of those transactions will not be influenced by existing or potential custodial or other Fund relationships.

     Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of Scudder Kemper, computes net asset value for each Fund. Scudder Service Corporation ("SSC"), also a subsidiary of Scudder Kemper, is the transfer, shareholder servicing and dividend-paying agent for the shares of each Fund. Scudder Trust Company ("STC"), an affiliate of Scudder Kemper, provides subaccounting and recordkeeping services for shareholder accounts in certain retirement and employee benefit plans. The table provided in Appendix 7 sets forth for each Fund the respective fees paid to SFAC, SSC and STC during the last fiscal year of each Fund.

     SFAC, SSC and STC will continue to provide fund accounting, transfer agency, subaccounting and recordkeeping services to the Funds, as described above, under the current arrangements if the New Investment Management Agreements are approved.

     Exhibit B sets forth the fees and other information regarding investment companies advised by Scudder Kemper that have similar investment objectives to any of the Funds. (See Appendix 5 for information regarding the management fee rate, net assets and aggregate management fee paid for each Fund.)

BROKERAGE COMMISSIONS ON PORTFOLIO TRANSACTIONS

     To the maximum extent feasible, Scudder Kemper places orders for portfolio transactions through Scudder Investor Services, Inc. ("SIS"), Two International Place, Boston, Massachusetts 02110, which in turn places orders on behalf of the Funds with issuers, underwriters or other brokers and dealers. SIS is a corporation registered as a broker/dealer and a subsidiary of Scudder Kemper. In selecting brokers and dealers with which to place portfolio transactions for a Fund, Scudder Kemper will not consider sales of shares of funds currently advised by Scudder Kemper as a decision-making factor, although it may place such transactions with brokers and dealers that sell shares of funds currently advised by Scudder Kemper. SIS does not receive any commissions, fees or other remuneration from the Funds for this service. Allocation of portfolio transactions is supervised by Scudder Kemper.

         THE BOARD MEMBERS OF EACH TRUST/CORPORATION RECOMMEND THAT THE
          SHAREHOLDERS OF EACH FUND VOTE IN FAVOR OF THIS PROPOSAL 1.

              PROPOSAL 2: APPROVAL OF THE REVISION OF EACH FUND'S
                           FUNDAMENTAL LENDING POLICY

     This Proposal seeks shareholder approval of a change to each Fund's fundamental lending policy. The 1940 Act requires an investment company to adopt policies with respect to certain activities, including the making of loans by the fund, which can be changed only by a shareholder vote (i.e., "fundamental" policies). The proposed change would permit each Fund to engage in lending in a manner and to the extent permitted by applicable law. The proposed change would, therefore, permit each Fund, subject to the receipt of any necessary regulatory approval and Board authorization, to enter into lending arrangements, including lending agreements under which the Funds advised by Scudder Kemper could for temporary purposes lend money directly to and borrow money directly from each other through a credit facility ("Interfund Lending Arrangements"). Each of the Funds believes that the flexibility provided by this policy change could possibly reduce substantially the Fund's borrowing costs and enhance its ability to earn higher rates of interest on short-term lendings in the event that the Board determines that such arrangements are warranted in light of the Fund's circumstances. Approval of the revision to each Fund's lending policy requires the affirmative vote of a majority of the outstanding voting securities, as defined above, of that Fund. If the shareholders of any Fund fail to approve the proposed fundamental policy, that Fund's current policy will remain in effect. The Board members of each Trust/Corporation recommend that the shareholders of each Fund vote in favor of the Proposal. The proposed change to each Fund's fundamental lending policy is discussed in detail below.

LENDING POLICY

     The current policy of each Fund prohibits the making of loans, except loans of portfolio securities and to the extent the entry into repurchase agreements and the purchase of debt securities or interests in indebtedness in accordance with the Fund's investment objectives and policies are deemed to be loans. The proposed policy, unlike the current policy, does not specify the particular types of lending in which each Fund is permitted to engage; instead, the proposed policy permits each Fund to lend only in a manner and to an extent in accordance with applicable law. Accordingly, each Fund's fundamental lending policy would be revised as follows (with additions to the policy underscored and deletions to the policy struck through):

       As a matter of fundamental policy, the Fund may not make loans except as permitted under the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time. [to other persons, except
       (i) loans of portfolio securities, (ii) to the extent that entry into repurchase agreements and the purchase of debt instruments or interests in indebtedness in accordance with the Fund's investment objectives and policies may be deemed to be loans.]

DISCUSSION

     Currently, some of the Funds, in effect, lend money to banks and broker-dealers by entering into repurchase agreements or purchasing other short-term instruments. Other Funds borrow money from the same or other banks for temporary purposes to satisfy redemption requests or to cover other unanticipated cash shortfalls. Many of the Funds have entered into uncommitted lines of credit with banks under which the banks may, but are not required to, lend money to the Funds to meet the Funds' temporary cash needs. If a Fund were to borrow money from a bank under its current line of credit agreement, the Fund would pay interest on the borrowed cash at a rate that would be significantly higher than the rate that would be earned by other (non-borrowing) Funds on investments in repurchase agreements and other short-term instruments of the same maturity as the bank loan. The Funds believe this differential represents the bank's profit for serving as "middleman" between borrower and lender. Other bank loan arrangements, such as committed lines of credit into which certain Funds have entered, require the Funds to pay substantial commitment fees in addition to the interest rate to be paid by the borrowing Fund.

     The 1940 Act generally prohibits one fund from lending money or other property to or borrowing money or other property from another fund having the same investment adviser. If the revised policy is adopted, each Board would have discretion to request an order from the SEC to permit the Funds to enter into Interfund Lending Arrangements consistent with their respective investment objectives and policies. Each Fund's current borrowing policy (except for that of Scudder S&P 500 Index Fund, as discussed in Proposal 3 below) would permit the Fund to engage in the contemplated Interfund Lending Arrangements, thus no corresponding revision of that policy is being sought. Each Fund (other than Scudder S&P 500 Index Fund) currently has a non-fundamental policy, which may be changed without a shareholder vote, limiting borrowings in certain circumstances that, unless changed by Board action, limit a Fund's ability to borrow through Interfund lending Arrangements. The Funds anticipate that the Interfund Lending Arrangements may provide a borrowing Fund with savings when the Fund's cash position is insufficient to meet temporary cash requirements arising, for example, when redemptions exceed anticipated volumes. When a Fund is forced to liquidate portfolio securities to meet redemption requests, the proceeds of which are normally paid the next day after receipt of the request immediately, the Fund often does not receive payment in settlement for up to three days (or longer, when a Fund sells foreign securities). The Interfund Lending Arrangements would provide a source of immediate, short-term liquidity pending settlement of the sale of portfolio securities. In addition, Funds making short-term cash loans directly to other Funds would earn interest at a higher rate than they otherwise could obtain from investing their cash through repurchase agreements. Although Interfund Lending Arrangements may reduce the Funds' borrowing costs, enhance their ability to earn higher rates of interest on short-term lendings, and substantially reduce the Funds' need to borrow from banks, the Funds may also continue to maintain uncommitted or committed lines of credit or other borrowing arrangements with banks as an added measure of safety and liquidity.

         THE BOARD MEMBERS OF EACH TRUST/CORPORATION RECOMMEND THAT THE
          SHAREHOLDERS OF EACH FUND VOTE IN FAVOR OF THIS PROPOSAL 2.

               PROPOSAL 3: APPROVAL OF THE REVISION OF THE FUND'S
                          FUNDAMENTAL BORROWING POLICY

             (FOR SHAREHOLDERS OF SCUDDER S&P 500 INDEX FUND ONLY)

     This Proposal seeks shareholder approval of a change to the fundamental borrowing policy applicable to Scudder S&P 500 Index Fund in order to permit the Fund, subject to the receipt of any necessary regulatory approval and Board authorization, to enter into borrowing arrangements, including Interfund Lending Arrangements, as described in Proposal 2 above. The proposed change would conform the fundamental borrowing policy for the Fund to that of all of the other Funds in this Proxy Statement by permitting the Fund to engage in borrowing in a manner and to the extent permitted by applicable law.

     Approval of the revision to the Fund's borrowing policy requires the affirmative vote of a majority of the outstanding voting securities, as defined above, of the Fund. If the shareholders of the Fund fail to approve the proposed fundamental policy, the Fund's current policy will remain in effect. The Board members of Investment Trust recommend that the shareholders of the Fund vote in favor of the Proposal. The proposed change to the Fund's fundamental borrowing policy is discussed below.

BORROWING POLICY

     The current policy, which was adopted to make the Fund's fundamental borrowing policy consistent with that of the master fund in which the Fund invests, is as follows:

          As a matter of fundamental policy, the Fund may not borrow money or mortgage or hypothecate assets of the Fund, except that in an amount not to exceed 1/3 of the current value of the Fund's assets, it may borrow money as a temporary measure for extraordinary or emergency purposes and enter into reverse repurchase agreements or dollar roll transactions, and except that it may pledge, mortgage or hypothecate not more than 1/3 of such assets to secure such borrowings (it is intended that money would be borrowed only from banks and only either to accommodate requests for the withdrawal of beneficial interests while effecting an orderly liquidation of portfolio securities or to maintain liquidity in the event of an unanticipated failure to complete a portfolio security transaction or other similar situations) or reverse repurchase agreements, provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, are not considered a pledge of assets for purposes of this restriction and except that assets may be pledged to secure letters of credit solely for the purpose of participating in a captive insurance company sponsored by the Investment Company Institute.

     The Fund's fundamental borrowing policy would be revised to read as follows:

        As a matter of fundamental policy, the Fund may not borrow money, except as permitted under the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

THE BOARD MEMBERS OF INVESTMENT TRUST RECOMMEND THAT THE SHAREHOLDERS OF SCUDDER
              S&P 500 INDEX FUND VOTE IN FAVOR OF THIS PROPOSAL 3.

                             ADDITIONAL INFORMATION

GENERAL

     The cost of preparing, printing and mailing the enclosed proxy card and proxy statement and all other costs incurred in connection with the solicitation of proxies, including any additional solicitation made by letter, telephone or telegraph, will be paid by Zurich or its affiliates. In addition to solicitation by mail, certain officers and representatives of each Trust/Corporation, officers and employees of Scudder Kemper and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit proxies by telephone, telegram or personally.

     Shareholder Communications Corporation ("SCC") has been engaged to assist in the solicitation of proxies. As the Special Meeting date approaches, certain shareholders of each Fund may receive a telephone call from a representative of SCC if their votes have not yet been received. Authorization to permit SCC to execute proxies may be obtained by telephonic or electronically transmitted instructions from shareholders of each Fund. Proxies that are obtained telephonically will be recorded in accordance with the procedures set forth below. The Trustees/Directors believe that these procedures are reasonably designed to ensure that the identity of the shareholder casting the vote is accurately determined and that the voting instructions of the shareholder are accurately determined.

     In all cases where a telephonic proxy is solicited, the SCC representative is required to ask for each shareholder's full name, address, social security or employer identification number, title (if the shareholder is authorized to act on behalf of an entity, such as a corporation), and the number of shares owned, and to confirm that the shareholder has received the proxy materials in the mail. If the information solicited agrees with the information provided to SCC, then the SCC representative has the responsibility to explain the process, read the Proposals on the proxy card, and ask for the shareholder's instructions on the Proposals. The SCC representative, although he or she is permitted to answer questions about the process, is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in the proxy statement. SCC will record the shareholder's instructions on the card. Within 72 hours, the shareholder will be sent a letter or mailgram to confirm his or her vote and asking the shareholder to call SCC immediately if his or her instructions are not correctly reflected in the confirmation.

     If a shareholder wishes to participate in the Special Meeting, but does not wish to give a proxy by telephone, the shareholder may still submit the proxy card originally sent with the proxy statement or attend in person. Should shareholders require additional information regarding the proxy or replacement proxy cards, they may contact SCC toll-free at 1-800-733-8481, ext. 429. Any proxy given by a shareholder, whether in writing or by telephone, is revocable until voted at the Special Meeting.

PROPOSALS OF SHAREHOLDERS

     Shareholders wishing to submit proposals for inclusion in a proxy statement for a shareholder meeting subsequent to the Special Meeting, if any, should send their written proposals to the Secretary of the Trust/Corporation, c/o Scudder Kemper Investments, Inc., at the address for each Trust/Corporation shown at the beginning of this Proxy Statement, within a reasonable time before the solicitation of proxies for such meeting. The timely submission of a proposal does not guarantee its inclusion.

OTHER MATTERS TO COME BEFORE THE SPECIAL MEETING

     No Board Member is aware of any matters that will be presented for action at the Special Meeting other than the matters set forth herein. Should any other matters requiring a vote of shareholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote the shares as to any such other matters in accordance with their best judgment in the interest of each Trust/Corporation and/or Fund.

PLEASE COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY CARD(S) PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

By order of the Boards of Trustees/Directors,

/s/ Thomas F. McDonough
Thomas F. McDonough
Secretary

                                                                       EXHIBIT A

                                 MASTER FORM OF

                      NEW INVESTMENT MANAGEMENT AGREEMENT

         (Underscored items in brackets are applicable to Massachusetts business trusts only (including Scudder Pathway Series, unless an alternative provision for Scudder Pathway Series is provided in each instance).)

         (Items in brackets that are not underscored are applicable to
                          Maryland corporations only.)

          /ITEMS IN BOLD THAT ARE PRECEDED BY A "/" ARE APPLICABLE TO
                          SCUDDER PATHWAY SERIES ONLY.

                      (NAME OF TRUST)(NAME OF CORPORATION)

                   (TWO INTERNATIONAL PLACE)(345 PARK AVENUE)

            (BOSTON, MASSACHUSETTS 02110)(NEW YORK, NEW YORK 10154)

                                                                          , 1998

Scudder Kemper Investments, Inc.
(Two International Place)(345 Park Avenue)
(Boston, Massachusetts 02110)(New York, New York 01054)

                        INVESTMENT MANAGEMENT AGREEMENT
                             [NAME OF FUND, IF ANY]

Ladies and Gentlemen:

     [Name of (Trust)(Corporation)] (the ("Trust")("Corporation")) has been established as a (Massachusetts business trust)(Maryland corporation) to engage in the business of an investment company. Pursuant to the (Trust's) ICorporation's)(Declaration of Trust)(Articles of Incorporation), as amended from time-to-time (the ("Declaration")("Articles")), the Board of (Trustees) IDirectors) has divided (may divide) the (Trust's)(Corporation's) shares of (beneficial interest)(capital stock), par value $0.01 per share, (the "Shares") into separate series, or funds/PORTFOLIOS, including [name of Fund /PORTFOLIOS, if any] (the "Fund/PORTFOLIOS"). Series may be abolished and dissolved, and additional series established, from time to time by action of the ITrustees)(Directors).

     The (Trust)(Corporation), on behalf of the Fund/PORTFOLIOS, has selected you to act as the sole investment manager of the Fund/PORTFOLIOS and to provide certain other services, as more fully set forth below, and you have indicated that you are willing to act as such investment manager and to perform such services under the terms and conditions hereinafter set forth. Accordingly, the

(Trust)(Corporation) on behalf of the Fund/PORTFOLIOS agrees with you as follows:

          1. Delivery of Documents. The (Trust)(Corporation) engages in the business of investing and reinvesting the assets of the Fund/PORTFOLIOS in the manner and in accordance with the investment objectives, policies and restrictions specified in the currently effective Prospectus (the "Prospectus") and Statement of Additional Information (the "SAI") relating to the Fund/Portfolios included in the (Trust's)(Corporation's) Registration Statement on Form N-1A, as amended from time to time, (the "Registration Statement") filed by the (Trust)(Corporation) under the Investment Company Act of 1940, as amended, (the "1940 Act") and the Securities Act of 1933, as amended. Copies of the documents referred to in the preceding sentence have been furnished to you by the (Trust)(Corporation). The (Trust)(Corporation) has also furnished you with copies properly certified or authenticated of each of the following additional documents related to the (Trust)(Corporation) and the Fund/PORTFOLIOS:

             (a) The (Declaration)(Articles) dated             , as amended to
        date.

             (b) By-Laws of the (Trust)(Corporation) as in effect on the date hereof (the "By-Laws").

             (c) Resolutions of the (Trustees)(Directors) of the (Trust) (Corporation) and the shareholders of the Fund/EACH PORTFOLIO selecting you as investment manager and approving the form of this Agreement.

             ((d) Establishment and Designation of Series of Shares of
        Beneficial Interest dated                relating to the Fund/EACH
        PORTFOLIO.)

          The (Trust)(Corporation) will furnish you from time to time with copies, properly certified or authenticated, of all amendments of or supplements, if any, to the foregoing, including the Prospectus, the SAI and the Registration Statement.

          2. Sublicense to Use the Scudder Trademarks. As exclusive licensee of the rights to use and sublicense the use of the "Scudder," "Scudder Kemper Investments, Inc." and "Scudder, Stevens & Clark, Inc." trademarks (together, the "Scudder Marks"), you hereby grant the (Trust)/TRUST AND PORTFOLIOS(Corporation) a nonexclusive right and sublicense to use (i) the "Scudder" name and mark as part of (the Trust's)/THEIR(the Corporation's) name/S (the "Fund/TRUST NAME/S"), and (ii) the Scudder Marks in connection with (the Trust's)/THEIR(Corporation's) investment products and services, in each case only for so long as this Agreement, any other investment management agreement between you (and the Trust)((or any organization which shall have succeeded to your business as investment manager ("your Successor")) and the Corporation), or any extension, renewal or amendment hereof or thereof remains in effect, and only for so long as you are a licensee of the Scudder Marks, provided however, that you agree to use your best efforts to maintain your license to use and sublicense the Scudder Marks. The (Trust)/TRUST AND PORTFOLIOS (Corporation) agrees/AGREE that it/THEY shall have no right to sublicense or assign rights to use the Scudder Marks, shall acquire no interest in the Scudder Marks other than the rights granted herein, that all of the (Trust's)/THEIR (Corporation's)uses of the Scudder Marks shall inure to the benefit of Scudder Trust Company as owner and licensor of the Scudder Marks (the "Trademark Owner"), and that the (Trust)/TRUST AND PORTFOLIOS (Corporation) shall not challenge the validity of the Scudder Marks or the Trademark Owner's ownership thereof. The (Trust)/TRUST AND PORTFOLIOS (Corporation) further agrees/AGREE that all services and products it/THEY OFFER offers in connection with the Scudder Marks shall meet commercially reasonable standards of quality, as may be determined by you or the Trademark Owner from time to time, provided that you acknowledge that the services and products the (Trust)/TRUST AND PORTFOLIOS (Corporation) rendered during the one-year period preceding the date of this Agreement are acceptable. At your reasonable request, the (Trust)/TRUST AND PORTFOLIOS (Corporation) shall cooperate with you and the Trademark Owner and shall execute and deliver any and all documents necessary to maintain and protect (including but not limited to in connection with any trademark infringement action) the Scudder Marks and/or enter the (Trust)/TRUST AND PORTFOLIOS (Corporation) as a/AS registered user/USERS thereof. At such time as this Agreement or any other investment management agreement shall no longer be in effect between you (or your successor) and the (Trust)/TRUST AND PORTFOLIOS (Corporation), or you no longer are a licensee of the Scudder Marks, the (Trust)/TRUST AND PORTFOLIOS (Corporation) shall (to the extent that, and as soon as, it lawfully can) cease to use the Fund/TRUST Name/S or any other name indicating that it is advised by, managed by or otherwise connected with you (or (any organization which shall have succeeded to your business as investment manager)(your Successor)) or the Trademark Owner. In no event shall the (Trust)(Corporation) use the Scudder Marks or any other name or mark confusingly similar thereto (including, but not limited to, any name or mark that includes the name "Scudder") if this Agreement or any other investment advisory agreement between you (or your successor) and the Fund/TRUST is terminated.

          3. Portfolio Management Services. As manager of the assets of the Fund/PORTFOLIOS, you shall provide continuing investment management of the assets of the Fund/PORTFOLIOS in accordance with the investment objectives, policies and restrictions set forth in the Prospectus and SAI; the applicable provisions of the 1940 Act and the Internal Revenue Code of 1986, as amended, (the "Code") relating to regulated investment companies and all rules and regulations thereunder; and all other applicable federal and state laws and regulations of which you have knowledge;

     subject always to policies and instructions adopted by the (Trust's)(Corporation's) Board of (Trustees)(Directors). In connection therewith, you shall use reasonable efforts to manage the Fund/EACH PORTFOLIO so that it will qualify as a regulated investment company under Subchapter M of the Code and regulations issued thereunder. The Fund/PORTFOLIOS shall have the benefit of the investment analysis and research, the review of current economic conditions and trends and the consideration of long-range investment policy generally available to your investment advisory clients. In managing the Fund/PORTFOLIOS in accordance with the requirements set forth in this section 3, you shall be entitled to receive and act upon advice of counsel to the (Trust)(Corporation) or counsel to you. You shall also make available to the (Trust) (Corporation) promptly upon request all of the Fund's/PORTFOLIOS' investment records and ledgers as are necessary to assist the (Trust) (Corporation) in complying with the requirements of the 1940 Act and other applicable laws. To the extent required by law, you shall furnish to regulatory authorities having the requisite authority any information or reports in connection with the services provided pursuant to this Agreement which may be requested in order to ascertain whether the operations of the (Trust) (Corporation) are being conducted in a manner consistent with applicable laws and regulations.

          You shall determine the securities, instruments, investments, currencies, repurchase agreements, futures, options and other contracts relating to investments to be purchased, sold or entered into by the Fund/PORTFOLIOS and place orders with broker-dealers, foreign currency dealers, futures commission merchants or others pursuant to your determinations and all in accordance with Fund/PORTFOLIO policies as expressed in the Registration Statement. You shall determine what portion of the Fund's/EACH PORTFOLIO'S INVESTMENT portfolio shall be invested in securities and other assets and what portion, if any, should be held uninvested.

          You shall furnish to the (Trust's)(Corporation's) Board of (Trustees) (Directors) periodic reports on the investment performance of the Fund /PORTFOLIOS and on the performance of your obligations pursuant to this Agreement, and you shall supply such additional reports and information as the (Trust's)(Corporation's) officers or Board of (Trustees)(Directors)shall reasonably request.

          4. Administrative Services. In addition to the portfolio management services specified above in section 3, you shall furnish at your expense for the use of the Fund/PORTFOLIOS such office space and facilities in the United States as the Fund/PORTFOLIOS may require for its/THEIR reasonable needs, and you (or one or more of your affiliates designated by you) shall render to the (Trust) (Corporation) administrative services on behalf of the Fund /PORTFOLIOS necessary for operating as an open-end investment company and not provided by persons not parties to this Agreement including, but not limited to, preparing reports to and meeting materials for the (Trust's)

     (Corporation's) Board of (Trustees)(Directors) and reports and notices to Fund/PORTFOLIO shareholders; supervising, negotiating contractual arrangements with, to the extent appropriate, and monitoring the performance of, accounting agents, custodians, depositories, transfer agents and pricing agents, accountants, attorneys, printers, underwriters, brokers and dealers, insurers and other persons in any capacity deemed to be necessary or desirable to Fund/PORTFOLIO operations; preparing and making filings with the SEC and other regulatory and self-regulatory organizations, including, but not limited to, preliminary and definitive proxy materials, post-effective amendments to the Registration Statement, semi-annual reports on Form N-SAR and notices pursuant to Rule 24f-2 under the 1940 Act; overseeing the tabulation of proxies by the Fund's/PORTFOLIOS' transfer agent; assisting in the preparation and filing of the Fund's/EACH PORTFOLIO'S federal, state and local tax returns; preparing and filing the Fund's/EACH PORTFOLIO'S federal excise tax return pursuant to Section 4982 of the Code; providing assistance with investor and public relations matters; monitoring the valuation of portfolio securities and the calculation of net asset value; monitoring the registration of Shares of the Fund/EACH PORTFOLIO under applicable federal and state securities laws; maintaining or causing to be maintained for the Fund/EACH PORTFOLIO all books, records and reports and any other information required under the 1940 Act, to the extent that such books, records and reports and other information are not maintained by the Fund's/PORTFOLIOS' custodian or other agents of the Fund/PORTFOLIOS; assisting in establishing the accounting policies of the Fund/EACH PORTFOLIO; assisting in the resolution of accounting issues that may arise with respect to the Fund's/EACH PORTFOLIO'S operations and consulting with the Fund's /PORTFOLIOS' independent accountants, legal counsel and the Fund's/PORTFOLIOS' other agents as necessary in connection therewith; establishing and monitoring the Fund's/EACH PORTFOLIO'S operating expense budgets; reviewing the Fund's/EACH PORTFOLIO'S bills; processing the payment of bills that have been approved by an authorized person; assisting the Fund/EACH PORTFOLIO in determining the amount of dividends and distributions available to be paid by the Fund/EACH PORTFOLIO to its shareholders, preparing and arranging for the printing of dividend notices to shareholders, and providing the transfer and dividend paying agent, the custodian, and the accounting agent with such information as is required for such parties to effect the payment of dividends and distributions; and otherwise assisting the (Trust)(Corporation) as it may reasonably request in the conduct of the Fund's/EACH PORTFOLIO'S business, subject to the direction and control of the (Trust's)(Corporation's) Board of (Trustees)(Directors). Nothing in this Agreement shall be deemed to sh ift to you or to diminish the obligations of any agent of the Fund/A PORTFOLIO or any other person not a party to this Agreement which is obligated to provide services to the Fund/PORTFOLIOS.

          5. Allocation of Charges and Expenses. Except as otherwise specifically provided in this section 5, you shall pay the compensation and expenses of all (Trustees)(Directors), officers and executive employees of the (Trust)(Corporation) (including the Fund's/EACH PORTFOLIO'S share of payroll taxes) who are affiliated persons of you, and you shall make available, without expense to the Fund/PORTFOLIOS, the services of such of your directors, officers and employees as may duly be elected officers of the (Trust)(Corporation), subject to their individual consent to serve and to any limitations imposed by law. You shall provide at your expense the portfolio management services described in section 3 hereof and the administrative services described in section 4 hereof.

          You shall not be required to pay any expenses of the Fund/PORTFOLIOS other than those specifically allocated to you in this section 5/YOU SHALL NOT BE REQUIRED TO PAY ANY EXPENSES OF THE FUND/PORTFOLIOS OTHER THAN THOSE SPECIFICALLY ALLOCATED TO YOU IN THIS SECTION 5 AND UNDER THE TERMS OF THE SPECIAL SERVICING AGREEMENT DATED NOVEMBER 15, 1996 ("SPECIAL SERVICING AGREEMENT") AMONG YOU, THE TRUST, SCUDDER FUND ACCOUNTING CORPORATION, SCUDDER SERVICE CORPORATION, SCUDDER TRUST COMPANY, SCUDDER INVESTOR SERVICES, INC. AND THE VARIOUS FUNDS IN WHICH THE PORTFOLIOS MAY INVEST (THE "UNDERLYING FUNDS"). In particular, but without limiting the generality of the foregoing, you shall not be responsible, except to the extent of the reasonable compensation of such of the Fund's/PORTFOLIOS' (Trustees) (Directors) and officers as are directors, officers or employees of you whose services may be involved, for the following expenses of the Fund/ IN PARTICULAR, BUT WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, SUCH EXPENSES INCLUDE THE FOLLOWING: organization expenses of the Fund/EACH PORTFOLIO (including out-of-pocket expenses, but not including your overhead or employee costs); fees payable to you and to any other Fund /PORTFOLIO advisors or consultants; legal expenses; auditing and accounting expenses; maintenance of books and records which are required to be maintained by the Fund's/PORTFOLIOS' custodian or other agents of the (Trust)(Corporation); telephone, telex, facsimile, postage and other communications expenses; taxes and governmental fees; fees, dues and expenses incurred by the Fund/PORTFOLIOS in connection with membership in investment company trade organizations; fees and expenses of the Fund's /PORTFOLIOS' accounting agent, custodians, subcustodians, transfer agents, dividend disbursing agents and registrars; payment for portfolio pricing or valuation services to pricing agents, accountants, bankers and other specialists, if any; expenses of preparing share certificates and, except as provided below in this section 5, other expenses in connection with the issuance, offering, distribution, sale, redemption or repurchase of securities issued by the Fund/PORTFOLIOS; expenses relating to investor and public relations; expenses and fees of registering or qualifying Shares of the Fund/PORTFOLIOS for sale; interest charges, bond premiums and other insurance expense; freight, insurance and other charges in connection with the shipment of the Fund's/PORTFOLIOS' INVESTMENT portfolio securities; the compensation and all expenses (specifically including travel expenses relating to (Trust)

     (Corporation) business) of (Trustees)(Directors), officers and employees of the (Trust)(Corporation) who are not affiliated persons of you; brokerage commissions or other costs of acquiring or disposing of any portfolio securities of the Fund/PORTFOLIOS; expenses of printing and distributing reports, notices and dividends to shareholders; expenses of printing and mailing Prospectuses and SAIs of the Fund/PORTFOLIOS and supplements thereto; costs of stationery; any litigation expenses; indemnification of (Trustees)(Directors) and officers of the (Trust)(Corporation); costs of shareholders' and other meetings; and travel expenses (or an appropriate portion thereof) of (Trustees)(Directors) and officers of the (Trust)(Corporation) who are directors, officers or employees of you to the extent that such expenses relate to attendance at meetings of the Board of (Trustees)(Directors) of the (Trust)(Corporation) or any committees thereof or advisors thereto held outside of Boston, Massachusetts or New York, New York.

     You/EXCEPT AS PROVIDED IN THE SPECIAL SERVICING AGREEMENT, YOU shall not be required to pay expenses of any activity which is primarily intended to result in sales of Shares of the Fund/PORTFOLIOS if and to the extent that (i) such expenses are required to be borne by a principal underwriter which acts as the distributor of the Fund's/PORTFOLIOS' Shares pursuant to an underwriting agreement which provides that the underwriter shall assume some or all of such expenses, or (ii) the (Trust)(Corporation) on behalf of the Fund/PORTFOLIOS shall have adopted a plan in conformity with Rule 12b-1 under the 1940 Act providing that the Fund/PORTFOLIOS (or some other party) shall assume some or all of such expenses. You shall be required to pay such of the foregoing sales expenses as are not required to be paid by the principal underwriter pursuant to the underwriting agreement or are not permitted to be paid by the Fund /PORTFOLIOS (or some other party) pursuant to such a plan.

          6. Management Fee. For all services to be rendered, payments to be made and costs to be assumed by you as provided in sections 3, 4 and 5 hereof, the (Trust)(Corporation) on behalf of the Fund/PORTFOLIOS shall pay you in United States Dollars on the last day of each month the unpaid
     balance of a fee equal to the excess of 1/12 of      of 1 percent of the
     average daily net assets as defined below of the Fund/PORTFOLIOS for such month over any compensation waived by you from time to time (as more fully described below). You shall be entitled to receive during any month such interim payments of your fee hereunder as you shall request, provided that no such payment shall exceed 75 percent of the amount of your fee then accrued on the books of the Fund/PORTFOLIOS and unpaid.

          The "average daily net assets" of the Fund/PORTFOLIOS shall mean the average of the values placed on the Fund's/PORTFOLIOS' net assets as of 4:00 p.m. (New York time) on each day on which the net asset value of the Fund/PORTFOLIOS is determined consistent with the provisions of Rule 22c-1 under the 1940 Act or, if the Fund/PORTFOLIOS lawfully determines the value of its net assets as of some other time on each business day, as of such time. The value of the net assets of the Fund/PORTFOLIOS shall always be determined pursuant to the applicable provisions of the (Declaration)(Articles) and the Registration Statement. If the determination of net asset value does not take place for any particular day, then for the purposes of this section 6, the value of the net assets of the Fund/PORTFOLIOS as last determined shall be deemed to be the value of its net assets as of 4:00 p.m. (New York time), or as of such other time as the value of the net assets of the Fund's/PORTFOLIOS' portfolio may be lawfully determined on that day. If the Fund/PORTFOLIOS determines the value of the net assets of its portfolio more than once on any day, then the last such determination thereof on that day shall be deemed to be the sole determination thereof on that day for the purposes of this section 6.

          You may waive all or a portion of your fees provided for hereunder and such waiver shall be treated as a reduction in purchase price of your services. You shall be contractually bound hereunder by the terms of any publicly announced waiver of your fee, or any limitation of the Fund's /PORTFOLIOS' expenses, as if such waiver or limitation were fully set forth herein./MANAGEMENT FEE AND PAYMENT OF CERTAIN EXPENSES. AS YOU EXPECT TO RECEIVE ADDITIONAL COMPENSATION UNDER INVESTMENT MANAGEMENT AGREEMENTS CURRENTLY IN EFFECT BETWEEN YOU AND THE UNDERLYING FUNDS DUE TO GROWTH IN THE ASSETS OF THE UNDERLYING FUNDS RESULTING FROM INVESTMENTS IN THE UNDERLYING FUNDS BY THE PORTFOLIOS, YOU WILL NOT BE PAID A FEE FOR THE SERVICES DESCRIBED IN SECTIONS 3 AND 4 HEREOF.

          7. Avoidance of Inconsistent Position; Services Not Exclusive. In connection with purchases or sales of portfolio securities and other investments for the account of the Fund/PORTFOLIOS, neither you nor any of your directors, officers or employees shall act as a principal or agent or receive any commission. You or your agent shall arrange for the placing of all orders for the purchase and sale of portfolio securities and other investments for the Fund's/EACH PORTFOLIO'S account with brokers or dealers selected by you in accordance with Fund/PORTFOLIOS policies as expressed in the Registration Statement. If any occasion should arise in which you give any advice to clients of yours concerning the Shares of the Fund/PORTFOLIOS, you shall act solely as investment counsel for such clients and not in any way on behalf of the Fund/PORTFOLIOS.

          Your services to the Fund/PORTFOLIOS pursuant to this Agreement are not to be deemed to be exclusive and it is understood that you may render investment advice, management and services to others. In acting under this Agreement, you shall be an independent contractor and not an agent of the (Trust)(Corporation). Whenever the Fund/PORTFOLIOS and one or more other accounts or investment companies advised by the Manager have available funds for investment, investments suitable and appropriate for each shall be allocated in accordance with procedures believed by the

     Manager to be equitable to each entity. Similarly, opportunities to sell securities shall be allocated in a manner believed by the Manager to be equitable. The Fund/PORTFOLIOS recognizes/RECOGNIZE that in some cases this procedure may adversely affect the size of the position that may be acquired or disposed of for the Fund/PORTFOLIOS.

          8. Limitation of Liability of Manager. As an inducement to your undertaking to render services pursuant to this Agreement, the (Trust) (Corporation) agrees that you shall not be liable under this Agreement for any error of judgment or mistake of law or for any loss suffered by the Fund /PORTFOLIOS in connection with the matters to which this Agreement relates, provided that nothing in this Agreement shall be deemed to protect or purport to protect you against any liability to the (Trust)(Corporation), the Fund/PORTFOLIOS or its shareholders to which you would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of your duties, or by reason of your reckless disregard of your obligations and duties hereunder. Any person, even though also employed by you, who may be or become an employee of and paid by the Fund /PORTFOLIOS shall be deemed, when acting within the scope of his or her employment by the Fund/PORTFOLIOS, to be acting in such employment solely for the Fund/PORTFOLIOS and not as your employee or agent.

          9.  Duration and Termination of This Agreement.  This Agreement shall
     remain in force until                , and continue in force from year to
     year thereafter, but only so long as such continuance is specifically approved at least annually (a) by the vote of a majority of the (Trustees)(Directors) who are not parties to this Agreement or interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the (Trustees)(Directors) of the (Trust) (Corporation), or/OR, WITH RESPECT TO EACH PORTFOLIO, by the vote of a majority of the outstanding voting securities of the Fund/SUCH PORTFOLIO. The aforesaid requirement that continuance of this Agreement be "specifically approved at least annually" shall be construed in a manner consistent with the 1940 Act and the rules and regulations thereunder and any applicable SEC exemptive order therefrom.

          This Agreement may be terminated with respect to the Fund/A PORTFOLIO at any time, without the payment of any penalty, by the vote of a majority of the outstanding voting securities of the Fund/PORTFOLIO or by the (Trust's)(Corporation's) Board of (Trustees)(Directors) on 60 days' written notice to you, or by you on 60 days' written notice to the (Trust)(Corporation). This Agreement shall terminate automatically in the event of its assignment.

          10. Amendment of this Agreement. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective until approved in a manner consistent with the 1940 Act and rules and regulations thereunder and any applicable SEC exemptive order therefrom.

          (11. Limitation of Liability for Claims. The Declaration, a copy of which, together with all amendments thereto, is on file in the Office of the Secretary of the Commonwealth of Massachusetts, provides that the name '[Name of Trust]" refers to the Trustees under the Declaration collectively as Trustees and not as individuals or personally, and that no shareholder of the Fund/ANY PORTFOLIO, or Trustee, officer, employee or agent of the Trust, shall be subject to claims against or obligations of the Trust or of the Fund/ANY PORTFOLIO to any extent whatsoever, but that the Trust estate only shall be liable.

          You are hereby expressly put on notice of the limitation of liability as set forth in the Declaration and you agree that the obligations assumed by the Trust on behalf of the Fund/EACH PORTFOLIO pursuant to this Agreement shall be limited in all cases to the Fund/PORTFOLIOS and its assets, and you shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Fund/PORTFOLIOS or any other series of the Trust, or from any Trustee, officer, employee or agent of the Trust. You understand that the rights and obligations of each Fund/PORTFOLIO, or series, under the Declaration are separate and distinct from those of any and all other series.

          (12.)(11) Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     In interpreting the provisions of this Agreement, the definitions contained in Section 2(a) of the 1940 Act (particularly the definitions of "affiliated person," "assignment" and "majority of the outstanding voting securities"), as from time to time amended, shall be applied, subject, however, to such exemptions as may be granted by the SEC by any rule, regulation or order.

     This Agreement shall be construed in accordance with the laws of the (Commonwealth)(State) of (Massachusetts)(Maryland), provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, or in a manner which would cause the Fund/A PORTFOLIO to fail to comply with the requirements of Subchapter M of the Code.

     This Agreement shall supersede all prior investment advisory or management agreements entered into between you and the (Trust)(Corporation) on behalf of the Fund/PORTFOLIOS.

     If you are in agreement with the foregoing, please execute the form of acceptance on the accompanying counterpart of this letter and return such counterpart to the (Trust)(Corporation), whereupon this letter shall become a binding contract effective as of the date of this Agreement.

                                Yours very truly,

                                [Name of (Trust)(Corporation)], on behalf of [Name of Fund/PORTFOLIOS, if any]

                                By:
                ----------------------------------------------------------------
                                    President

     The foregoing Agreement is hereby accepted as of the date hereof.

                                SCUDDER KEMPER INVESTMENTS, INC.

                                By:
                ----------------------------------------------------------------
                                    Managing Director

                                                                       EXHIBIT B

                    INVESTMENT OBJECTIVES AND ADVISORY FEES
               FOR FUNDS NOT INCLUDED IN THIS PROXY STATEMENT AND
                  ADVISED BY SCUDDER KEMPER INVESTMENTS, INC.

                                 SCUDDER FUNDS

             FUND                         OBJECTIVE                     FEE RATE              ASSET
             ----                         ---------                     --------              -----
U.S. INCOME
 Scudder Corporate Bond Fund    A high level of current income  0.650% of net assets               N/A**
                                through investment primarily
                                in investment-grade corporate
                                debt securities.
 Scudder Zero Coupon 2000 Fund  As high an investment return    0.600% of net assets++    $   20,453,972
                                over a selected period as is
                                consistent with investment in
                                U.S. Government securities and
                                the minimization of
                                reinvestment risk.
U.S. GROWTH
 Classic Growth Fund            Long term growth of capital     0.700% of net assets++    $   53,225,783
                                with reduced share price
                                volatility compared to other
                                growth mutual funds.
 Value Fund                     Long term growth of capital     0.700% of net assets      $  297,979,779
                                through investment in
                                undervalued equity securities.
GLOBAL GROWTH
 Global Discovery Fund          Above-average capital           1.100% of net assets      $  349,121,954
                                appreciation over the long
                                term by investing primarily in
                                the equity securities of small
                                companies located throughout
                                the world.
 The Japan Fund, Inc.           Long term capital appreciation  0.850% to $100 million    $  265,181,931
                                through investment primarily    0.750% next $200 million
                                in equity securities,           0.700% next $300 million
                                (including American Depository  0.650% thereafter
                                Receipts of Japanese
                                companies).
CLOSED-END FUNDS
 The Argentina Fund, Inc.       Long term capital appreciation  Adviser:                  $  135,327,320
                                through investment primarily    1.100% of net assets
                                in equity securities of         Sub-Adviser:
                                Argentine issuers.              Paid by Adviser. 0.100%
                                                                of net assets
 The Brazil Fund, Inc.          Long term capital appreciation  1.200% to $150 million    $  429,429,751
                                through investment primarily    1.050% next $150 million
                                in equity securities of         1.000% next $200 million
                                Brazilian issuers.              0.900% thereafter
                                                                Administrator: Receives
                                                                an annual fee of $50,000

             FUND                         OBJECTIVE                     FEE RATE              ASSET
             ----                         ---------                     --------              -----
 The Korea Fund, Inc.           Long term capital appreciation  Adviser:                  $[661,690,073]
                                through investment primarily    1.150% to $50 million
                                in equity securities of Korean  1.100% next $50 million
                                companies.                      1.000% next $250 million
                                                                0.950% next $400 million
                                                                0.900% thereafter
                                                                Sub-Adviser--Daewoo:
                                                                Paid by Adviser.
                                                                0.2875% to $50 million
                                                                0.275% next $50 million
                                                                0.250% next $250 million
                                                                0.2375% next $400
                                                                million
                                                                0.225% thereafter
 Montgomery Street Income       High level of current income    0.500% to $150 million    $  207,315,702
   Securities, Inc.             consistent with prudent         0.450% next $50 million
                                investment risks through a      0.400% thereafter
                                diversified portfolio
                                primarily of debt securities.
 Scudder Global High Income     High level of current income    1.200% of net assets      $   80,721,844
   Fund, Inc. (formerly The     and, secondarily, capital
   Latin America Dollar Income  appreciation through
   Fund, Inc.)                  investment principally in
                                dollar-denominated Latin
                                American debt instruments.
 Scudder New Asia Fund, Inc.    Long term capital appreciation  1.250% to $75 million     $   98,866,168
                                through investment primarily    1.150% next $125 million
                                in equity securities of Asian   1.100% thereafter
                                companies.
 Scudder New Europe Fund, Inc.  Long term capital appreciation  1.250% to $75 million     $  320,293,393
                                through investment primarily    1.150% next $125 million
                                in equity securities of         1.100% thereafter
                                companies traded on smaller or
                                emerging European markets and
                                companies Inc. that are viewed
                                as likely to benefit from
                                changes and developments
                                throughout Europe.
 Scudder Spain and Portugal     Long term capital appreciation  Adviser:                  $  112,909,567
   Fund, Inc.                   through investment primarily    1.000% of net assets
                                in equity securities of         Administrator:
                                Spanish & Portuguese issuers.   0.200% of net assets
INSURANCE PRODUCTS
 Scudder Variable Life          Balance of growth and income,   0.475% of net assets      $  118,373,215
   Investment Fund Balanced     as well as long term
   Portfolio                    preservation of capital, from
                                a diversified portfolio of
                                equity and fixed income
                                securities.
 Scudder Variable Life          High level of income from a     0.475% of net assets      $   81,387,032
   Investment Fund Bond         high quality portfolio of
   Portfolio                    bonds.
 Scudder Variable Life          Maximize long term capital      0.475% to $500 million    $  676,317,582
   Investment Fund Capital      growth from a portfolio         0.450% thereafter
   Growth Portfolio             consisting primarily of equity
                                securities.

             FUND                         OBJECTIVE                     FEE RATE              ASSET
             ----                         ---------                     --------              -----
 Scudder Variable Life          Above-average capital           0.975% of net assets++    $   20,115,141
   Investment Fund Global       appreciation over the long
   Discovery Portfolio          term by investing primarily in
                                the equity securities of small
                                companies located throughout
                                the world.
 Scudder Variable Life          Long term growth of capital,    0.475% of net assets      $  163,603,606
   Investment Fund Growth and   current income and growth of
   Income Portfolio             income from a portfolio
                                consisting primarily of common
                                stocks and securities
                                convertible into common
                                stocks.
 Scudder Variable Life          Long term growth of capital     0.875% to $500 million    $  427,237,880
   Investment Fund              principally from a diversified  0.725% thereafter
   International Portfolio      portfolio of foreign equity
                                securities.
 Scudder Variable Life          Stability of capital and        0.370% of net assets      $  102,576,377
   Investment Fund Money        current income from a
   Market Portfolio             portfolio of money market
                                instruments.
AARP FUNDS
 AARP Balanced Stock and Bond   Long term capital growth and    0.350% to $2 billion      $  638,356,257
   Fund                         income, consistent with a       0.330% next $2 billion
                                share price more stable than    0.300% next $2 billion
                                other balanced mutual funds,    0.280% next $2 billion
                                through investment in a         0.260% next $3 billion
                                combination of stocks, bonds    0.250% next $3 billion
                                and cash reserves.              0.240% thereafter
                                                                INDIVIDUAL FUND FEE
                                                                0.190% of net assets
 AARP Bond Fund for Income      High level of current income,   0.350% to $2 billion      $   58,324,146
                                consistent with greater share   0.330% next $2 billion
                                price stability than other      0.300% next $2 billion
                                long term bond mutual funds,    0.280% next $2 billion
                                through investment primarily    0.260% next $3 billion
                                in investment-grade debt        0.250% next $3 billion
                                securities.                     0.240% thereafter++
                                                                INDIVIDUAL FUND FEE
                                                                0.280% of net assets
 AARP Capital Growth Fund       Long term capital growth,       0.350% to $2 billion      $1,228,379,954
                                consistent with a share price   0.330% next $2 billion
                                more stable than other growth   0.280% next $2 billion
                                funds, through investment in a  0.260% next $3 billion
                                combination of common stocks    0.250% next $3 billion
                                and securities convertible      0.240% thereafter
                                into common stocks.             INDIVIDUAL FUND FEE
                                                                0.320% of net assets
 AARP Diversified Growth        Long term growth of capital     There will be no fee as   $   61,796,818
   Portfolio                    through investment primarily    the manager will receive
                                in AARP stock mutual funds.     a fee
 AARP Diversified Income with   Current income with modest      There will be no fee as   $   43,446,418
   Growth Portfolio             long term appreciation through  the manager will receive
                                investment primarily in AARP    a fee
                                bond mutual funds.

             FUND                         OBJECTIVE                     FEE RATE              ASSET
             ----                         ---------                     --------              -----
 AARP Global Growth Fund        Long term capital growth,       0.350% to $2 billion      $  148,029,373
                                consistent with a share price   0.330% next $2 billion
                                more stable than other global   0.300% next $2 billion
                                funds, through investment       0.280% next $2 billion
                                primarily in common stocks of   0.260% next $3 billion
                                established corporations in a   0.250% next $3 billion
                                wide variety of developed       0.240% thereafter
                                countries.                      INDIVIDUAL FUND FEE
                                                                0.550% of net assets
 AARP GNMA and U.S. Treasury    High level of current income,   0.350% to $2 billion      $4,583,980,460
   Fund                         consistent with greater share   0.330% next $2 billion
                                price stability than other      0.300% next $2 billion
                                GNMA mutual funds, through      0.280% next $2 billion
                                investment primarily in high    0.260% next $3 billion
                                quality U.S. Government-        0.250% next $3 billion
                                guaranteed GNMA securities and  0.240% thereafter
                                U.S. Treasury obligations.      INDIVIDUAL FUND FEE
                                                                0.120% of net assets
 AARP Growth and Income Fund    Long term capital growth and    0.350% to $2 billion      $6,606,012,897
                                income, consistent with a       0.330% next $2 billion
                                share price more stable than    0.300% next $2 billion
                                other growth and income mutual  0.280% next $2 billion
                                funds, through investment       0.260% next $3 billion
                                primarily in common stocks      0.250% next $3 billion
                                with above-average dividend     0.240% thereafter
                                yields and securities           INDIVIDUAL FUND FEE
                                convertible into common         0.190% of net assets
                                stocks.
 AARP High Quality Short Term   High level of current income,   0.350% to $2 billion      $  454,869,518
   Bond Fund                    consistent with greater share   0.330% next $2 billion
                                price stability than other      0.300% next $2 billion
                                short-term bond mutual funds,   0.280% next $2 billion
                                through investment primarily    0.260% next $3 billion
                                in a portfolio of high          0.250% next $3 billion
                                quality, short-term             0.240% thereafter
                                securities.                     INDIVIDUAL FUND FEE
                                                                0.190% of net assets
 AARP High Quality Money Fund   Current income consistent with  0.350% to $2 billion      $  471,310,867
                                maintaining stability and       0.330% next $2 billion
                                safety of principal and a       0.300% next $2 billion
                                constant net asset value of     0.280% next $2 billion
                                $1.00 per share while offering  0.260% next $3 billion
                                liquidity, through investment   0.250% next $3 billion
                                in high quality securities.     0.240% thereafter
                                                                INDIVIDUAL FUND FEE
                                                                0.100% of net assets
 AARP High Quality Tax Free     Current income free from        0.350% to $2 billion      $  102,613,893
   Money Fund                   federal income taxes            0.330% next $2 billion
                                consistent with maintaining     0.300% next $2 billion
                                stability and safety of         0.280% next $2 billion
                                principal and a constant net    0.260% next $3 billion
                                asset value of $1.00 per share  0.250% next $3 billion
                                while offering liquidity,       0.240% thereafter
                                through investment in           INDIVIDUAL FUND FEE
                                high-quality municipal          0.100% of net assets
                                securities.

             FUND                         OBJECTIVE                     FEE RATE              ASSET
             ----                         ---------                     --------              -----
 AARP Insured Tax Free General  High level of current income    0.350% to $2 billion      $1,712,008,168
   Bond Fund                    free from federal income        0.330% next $2 billion
                                taxes, consistent with greater  0.300% next $2 billion
                                share price stability than      0.280% next $2 billion
                                other insured tax-free general  0.260% next $3 billion
                                bond mutual funds, through      0.250% next $3 billion
                                investment primarily in high    0.240% thereafter
                                quality municipal securities    INDIVIDUAL FUND FEE
                                covered by insurance.           0.190% of net assets
 AARP International Growth and  Long term capital growth,       0.350% to $2 billion      $   20,259,062
   Income Fund                  consistent with a share price   0.330% next $2 billion
                                more stable than other          0.300% next $2 billion
                                international mutual funds,     0.280% next $2 billion
                                through investment primarily    0.260% next $3 billion
                                in a diversified portfolio of   0.250% next $3 billion
                                foreign common stocks with      0.240% thereafter++
                                above-average dividend yields   INDIVIDUAL FUND FEE
                                and foreign securities          0.600% of net assets
                                convertible into common
                                stocks.
 AARP Small Company Stock Fund  Long term growth of capital,    0.350% to $2 billion      $   50,271,473
                                consistent with a share price   0.330% next $2 billion
                                more stable than other small    0.300% next $2 billion
                                company stock mutual funds,     0.280% next $2 billion
                                through investment primarily    0.260% next $3 billion
                                in common stocks of small U.S.  0.250% next $3 billion
                                companies.                      0.240% thereafter++
                                                                INDIVIDUAL FUND FEE
                                                                0.550% of net assets
 AARP U.S. Stock Index Fund     Long term capital growth and    0.350% to $2 billion      $   38,085,073
                                income, consistent with         0.330% next $2 billion
                                greater share price stability   0.300% next $2 billion
                                than an S&P 500 Index mutual    0.280% next $2 billion
                                fund, by taking an indexing     0.260% next $3 billion
                                approach to investing in        0.250% next $3 billion
                                common stocks, emphasizing      0.240% thereafter++
                                higher dividend stocks while    INDIVIDUAL FUND FEE
                                maintaining investment          0.000% of net assets
                                characteristics otherwise
                                similar to the S&P 500 Index.

------------------------------
++ Subject to waivers and/or expense limitations.

 * The addition of this breakpoint is effective 9/30/98.

** Fee information is not available for Scudder Dividend & Growth Fund, which commenced operations on June 1, 1998; Scudder Tax Managed Growth Fund and Scudder Tax Managed Small Company Fund, each of which commenced operations on July 31, 1998; Scudder Corporate Bond Fund, which commenced operations on August 31, 1998; or Scudder International Growth Fund and Scudder International Value Fund, each of which commenced operations on September 1, 1998.

@ Assets as of 5/31/98.

                                  KEMPER FUNDS

          TRUST/FUND                      OBJECTIVE                     FEE RATE             ASSETS+
          ----------                      ---------                     --------             -------
Cash Account Trust:
 Government Securities          Maximum current income to the   0.220% to $500 million
   Portfolio                    extent consistent with          0.200% next $500 million
                                stability of capital from a     0.175% next $1 billion
                                portfolio of U.S. Government    0.160% next $1 billion
                                obligations.                    0.150% thereafter(1)*
 Money Market Portfolio         Maximum current income to the   0.220% to $500 million
                                extent consistent with          0.200% next $500 million
                                stability of capital from a     0.175% next $1 billion
                                portfolio primarily of          0.160% next $1 billion
                                commercial paper and bank       0.150% thereafter(1)*
                                obligations.
 Tax-Exempt Portfolio           Maximum current income exempt   0.220% to $500 million
                                from federal income taxes to    0.200% next $500 million
                                the extent consistent with      0.175% next $1 billion
                                stability of capital from a     0.160% next $1 billion
                                portfolio of municipal          0.150% thereafter(1)*
                                securities.
Cash Equivalent Fund:
 Government Securities          Maximum current income to the   0.220% to $500 million
   Portfolio                    extent consistent with          0.200% next $500 million
                                stability of capital from a     0.175% next $1 billion
                                portfolio of U.S. Government    0.160% next $1 billion
                                obligations.                    0.150% thereafter(1)
 Money Market Portfolio         Maximum current income to the   0.220% to $500 million
                                extent consistent with          0.200% next $500 million
                                stability of capital from a     0.175% next $1 billion
                                portfolio primarily of          0.160% next $1 billion
                                commercial paper and bank       0.150% thereafter(2)
                                obligations.
 Tax-Exempt Portfolio           Maximum current income that is  0.220% to $500 million
                                exempt from federal income      0.200% next $500 million
                                taxes to the extent consistent  0.175% next $1 billion
                                with stability of capital from  0.160% next $1 billion
                                a portfolio of municipal        0.150% thereafter
                                securities.
Investors Cash Trust:
 Government Securities          Maximum current income to the   0.150% of net assets(1)*
   Portfolio                    extent consistent with
                                stability of capital by
                                investing in U.S. Government
                                obligations and repurchase
                                agreements.
 Treasury Portfolio             Maximum current income to the   0.150% of net assets(3)*
                                extent consistent with
                                stability of capital by
                                investing in U.S. Government
                                obligations and repurchase
                                agreements.

          TRUST/FUND                      OBJECTIVE                     FEE RATE             ASSETS+
          ----------                      ---------                     --------             -------
Investors Fund Series:
 Kemper Blue Chip Portfolio     Growth of capital and income.   0.650% of net assets
 Kemper-Dreman Financial        Long-term capital appreciation  0.750% to $250 million
   Services Portfolio           by investing primarily in       0.720% next $750 million
                                common stocks and other equity  0.700% next $1.5 billion
                                securities of companies in the  0.680% next $2.5 billion
                                financial services industry     0.650% next $2.5 billion
                                believed by the investment      0.640% next $2.5 billion
                                manger to be undervalued.       0.630% next $2.5 billion
                                                                0.620% thereafter
 Kemper-Dreman High Return      High rate of total return.      0.750% to $250 million
   Equity Portfolio                                             0.720% next $750 million
                                                                0.700% next $1.5 billion
                                                                0.680% next $2.5 billion
                                                                0.650% next $2.5 billion
                                                                0.640% next $2.5 billion
                                                                0.630% next $2.5 billion
                                                                0.620% thereafter
 Kemper Global Blue Chip        Long-term growth of capital     1.000% to $250 million
   Portfolio                    through diversified worldwide   0.950% next $750 million
                                portfolio of marketable         0.900% thereafter
                                securities, primarily equity
                                securities.
 Kemper Global Income           High current income consistent  0.750% of net assets
   Portfolio                    with prudent total return
                                asset management.
 Kemper Government Securities   High current income consistent  0.550% of net assets
   Portfolio                    with preservation of capital
                                from a portfolio consisting
                                primarily of U.S. Government
                                securities.
 Kemper Growth Portfolio        Maximum appreciation of         0.600% of net assets
                                capital.
 Kemper International Growth    Long-term growth of capital     1.000% of net assets
   and Income Portfolio         and current income, primarily
                                from foreign equity
                                securities.
 Kemper Total Return Portfolio  High total return through a     0.550% of net assets
                                combination of income and
                                capital appreciation.
 Kemper High Yield Portfolio    High level of current income    0.600% of net assets
                                by investing in fixed income
                                securities.
 Kemper Horizon                 A balance between growth of     0.600% of net assets
   10+ Portfolio                capital and income consistent
                                with moderate risk.
 Kemper Horizon                 Growth of capital and,          0.600% of net assets
   20+ Portfolio                secondarily, income.
 Kemper Horizon 5 Portfolio     Income consistent with          0.600% of net assets
                                preservation of capital, and
                                secondarily, growth.
 Kemper International           Total return, a combination of  0.750% of net assets
   Portfolio                    capital growth and income,
                                principally through an
                                internationally diversified
                                portfolio of equity
                                securities.

          TRUST/FUND                      OBJECTIVE                     FEE RATE             ASSETS+
          ----------                      ---------                     --------             -------
 Kemper Investment Grade Bond   High current income by          0.600% of net assets
   Portfolio                    investing primarily in a
                                diversified portfolio of
                                investment grade debt
                                securities.
 Kemper Money Market Portfolio  Maximum current income to the   0.500% of net assets
                                extent consistent with
                                stability of principal from a
                                portfolio of high quality
                                money market instruments.
 Kemper Small Cap Growth        Maximum capital appreciation    0.650% of net assets
   Portfolio                    from a portfolio primarily
                                consisting of growth stocks of
                                small companies.
 Kemper Small Cap Value         Long-term capital appreciation  0.750% of net assets
   Portfolio                    from a portfolio primarily of
                                value stocks of smaller
                                companies.
 Kemper Contrarian Value        High rate of return.            0.750% of net assets
   Portfolio
 Kemper Value+Growth Portfolio  Growth of capital through       0.750% of net assets
                                professional management of a
                                portfolio of growth and value
                                stocks.
Investors Municipal Cash Fund:
 Investors Florida Municipal    Maximum current income exempt   0.220% to $500 million
   Cash Fund                    from federal income taxes to    0.200% next $500 million
                                the extent consistent with      0.175% next $1 billion
                                stability of capital.           0.160% next $1 billion
                                                                0.150% thereafter(1)*
 Investors New Jersey           Maximum current income exempt   0.220% to $500 million
   Municipal Cash Fund          from federal and New Jersey     0.200% next $500 million
                                income taxes to the extent      0.175% next $1 billion
                                consistent with stability of    0.160% next $1 billion
                                capital.                        0.150% thereafter(4)*
 Investors Michigan Municipal   Maximum current income exempt
   Cash Fund                    from federal and Michigan
                                income taxes to the extent
                                consistent with stability of
                                capital.
 Investors Pennsylvania         Maximum current income exempt   0.220% to $500 million
   Municipal Cash Fund          from federal and Pennsylvania   0.200% next $500 million
                                income taxes to the extent      0.175% next $1 billion
                                consistent with stability of    0.160 next $1 billion
                                capital.                        0.150% thereafter(4)*
 Tax-Exempt New York Money      Maximum current income exempt   0.220% to $500 million
   Market Fund                  from federal, New York State    0.200% next $500 million
                                and New York City income taxes  0.175% next $1 billion
                                to the extent consistent with   0.160% next $1 billion
                                stability of capital.           0.150% thereafter(4)*

          TRUST/FUND                      OBJECTIVE                     FEE RATE             ASSETS+
          ----------                      ---------                     --------             -------
 Kemper Adjustable Rate U.S.    High current income consistent  0.550% to $250 million
   Government Fund              with low volatility of          0.520% next $750 million
                                principal.                      0.500% next $1.5 billion
                                                                0.480% next $2.5 billion
                                                                0.450% next $2.5 billion
                                                                0.430% next $2.5 billion
                                                                0.410% next $2.5 billion
                                                                0.400% thereafter
 Kemper Aggressive Growth Fund  Capital appreciation through    0.650% of net assets
                                the use of aggressive           plus or minus an
                                investment techniques.          incentive fee based on
                                                                the performance of the
                                                                Standard & Poor's 500
                                                                Stock Index, which may
                                                                result in a fee ranging
                                                                from 0.450 of 1.000% to
                                                                0.850 of 1.000% of net
                                                                assets
 Kemper Asian Growth Fund       Long-term capital growth by     0.850% to $250 million
                                investing in a diversified      0.820% next $750 million
                                portfolio of Asian equity       0.800% next $1.5 billion
                                securities.                     0.780% next $2.5 billion
                                                                0.750% next $2.5 billion
                                                                0.740% next $2.5 billion
                                                                0.730% next $2.5 billion
                                                                0.720% thereafter*
 Kemper Blue Chip Fund          Growth of capital and income.   0.580% to $250 million
                                                                0.550% next $750 million
                                                                0.530% next $1.5 billion
                                                                0.510% next $2.5 billion
                                                                0.480% next $2.5 billion
                                                                0.460% next $2.5 billion
                                                                0.440% next $2.5 billion
                                                                0.420% thereafter
 Kemper Diversified Income      High current return.            0.580% to $250 million
   Fund                                                         0.550% next $750 million
                                                                0.530% next $1.5 billion
                                                                0.510% next $2.5 billion
                                                                0.480% next $2.5 billion
                                                                0.460% next $2.5 billion
                                                                0.440% next $2.5 billion
                                                                0.420% thereafter
 Kemper Europe Fund             Long-term capital growth by     0.750% to $250 million
                                investing in a diversified      0.720% next $750 million
                                portfolio of European equity    0.700% next $1.5 billion
                                securities.                     0.680% next $2.5 billion
                                                                0.650% next $2.5 billion
                                                                0.640% next $2.5 billion
                                                                0.630% next $2.5 billion
                                                                0.620% thereafter

          TRUST/FUND                      OBJECTIVE                     FEE RATE             ASSETS+
          ----------                      ---------                     --------             -------
 Kemper Global Income Fund      High current income consistent  0.750% to $250 million
                                with prudent total return       0.720% next $750 million
                                asset management by investing   0.700% next $1.5 billion
                                in a portfolio of investment    0.680% next $2.5 billion
                                grade foreign and domestic      0.650% next $2.5 billion
                                fixed income securities.        0.640% next $2.5 billion
                                                                0.630% next $2.5 billion
                                                                0.620% thereafter
 Kemper Growth Fund             Growth of capital through       0.580% to $250 million
                                professional management and     0.550% next $750 million
                                diversification of investment   0.530% next $1.5 billion
                                securities having potential     0.510% next $2.5 billion
                                for capital appreciation.       0.480% next $2.5 billion
                                                                0.460% next $2.5 billion
                                                                0.440% next $2.5 billion
                                                                0.420% thereafter
 Kemper High Income Trust       Highest current income          0.850% of net assets
                                obtainable consistent with
                                reasonable risk with capital
                                gains secondary.
Kemper High Yield Series:
 Kemper High Yield Fund         The highest level of current    0.580% to $250 million
                                income from a professionally    0.550% next $750 million
                                managed, diversified portfolio  0.530% next $1.5 billion
                                of fixed income securities      0.510% next $2.5 billion
                                consistent with reasonable      0.480% next $2.5 billion
                                risk.                           0.460% next $2.5 billion
                                                                0.440% next $2.5 billion
                                                                0.420% thereafter
 Kemper High Yield Opportunity  Total return through high       0.650% to $250 million
   Fund                         current income and capital      0.620% next $750 million
                                appreciation.                   0.600% next $1.5 billion
                                                                0.580% next $2.5 billion
                                                                0.550% next $2.5 billion
                                                                0.530% next $2.5 billion
                                                                0.510% next $2.5 billion
                                                                0.490% thereafter
Kemper Horizon Fund:
 Kemper Horizon                 A balance between growth of     0.580% to $250 million
   10+ Portfolio                capital and income, consistent  0.550% next $750 million
                                with moderate risk.             0.530% next $1.5 billion
                                                                0.510% next $2.5 billion
                                                                0.480% next $2.5 billion
                                                                0.460% next $2.5 billion
                                                                0.440% next $2.5 billion
                                                                0.420% thereafter
 Kemper Horizon                 Growth of capital and,          0.580% to $250 million
   20+ Portfolio                secondarily, income.            0.550% next $750 million
                                                                0.530% next $1.5 billion
                                                                0.510% next $2.5 billion
                                                                0.480% next $2.5 billion
                                                                0.460% next $2.5 billion
                                                                0.440% next $2.5 billion
                                                                0.420% thereafter

          TRUST/FUND                      OBJECTIVE                     FEE RATE             ASSETS+
          ----------                      ---------                     --------             -------
Kemper Horizon 5 Portfolio      Income consistent with          0.580% to $250 million
                                preservation of capital and,    0.550% next $750 million
                                secondarily, growth of          0.530% next $1.5 billion
                                capital.                        0.510% next $2.5 billion
                                                                0.480% next $2.5 billion
                                                                0.460% next $2.5 billion
                                                                0.440% next $2.5 billion
                                                                0.420% thereafter
 Kemper Income and Capital      As high a level of current      0.550% to $250 million
   Preservation Fund            income as is consistent with    0.520% next $750 million
                                preservation of capital.        0.500% next $1.5 billion
                                                                0.480% next $2.5 billion
                                                                0.450% next $2.5 billion
                                                                0.430% next $2.5 billion
                                                                0.410% next $2.5 billion
                                                                0.400% thereafter
 Kemper Intermediate            High current income consistent  0.800% of net assets(1)
   Government Trust             with preservation of capital
                                by investing in U.S. and
                                foreign government securities.
 Kemper International Fund      Total return, a combination of  0.750% to $250 million
                                capital growth and income,      0.720% next $750 million
                                principally through an          0.700% next $1.5 billion
                                internationally diversified     0.680% next $2.5 billion
                                portfolio of equity             0.650% next $2.5 billion
                                securities.                     0.640% next $2.5 billion
                                                                0.630% next $2.5 billion
                                                                0.620% thereafter
 Kemper Multi-Market Income     High current income consistent  0.850% of net assets(5)
   Trust                        with prudent total return
                                asset management by investing
                                in a diversified portfolio of
                                investment grade tax-exempt
                                securities.
 Kemper Municipal Income Trust  High level of current income    0.550% of net assets(5)
                                exempt from federal income
                                tax.
Kemper National Tax-Free
 Income Series:
 Kemper Intermediate Municipal  As high a level of current      0.550% to $250 million
   Bond Fund                    income, exempt from federal     0.520% next $750 million
                                income taxes, as is consistent  0.500% next $1.5 billion
                                with preservation of capital    0.480% next $2.5 billion
                                through a diversified           0.450% next $2.5 billion
                                portfolio of municipal          0.430% next $2.5 billion
                                securities.                     0.410% next $2.5 billion
                                                                0.400% thereafter*
 Kemper Municipal Bond Fund     As high a level of current      0.450% to $250 million
                                income, exempt from federal     0.430% next $750 million
                                income taxes, as is consistent  0.410% next $1.5 billion
                                with preservation of capital    0.400% next $2.5 billion
                                though a professionally         0.380% next $2.5 billion
                                managed portfolio of municipal  0.360% next $2.5 billion
                                securities.                     0.340% next $2.5 billion
                                                                0.320% thereafter

          TRUST/FUND                      OBJECTIVE                     FEE RATE             ASSETS+
          ----------                      ---------                     --------             -------
Kemper Portfolios:
 Kemper Cash Reserves Fund      Maximum current income to the   0.400% to $250 million
                                extent consistent with          0.380% next $750 million
                                stability of principal from a   0.350% next $1.5 billion
                                portfolio of high quality       0.320% next $2.5 billion
                                money market instruments.       0.300% next $2.5 billion
                                                                0.280% next $2.5 billion
                                                                0.260% next $2.5 billion
                                                                0.250% thereafter
 Kemper Short-Intermediate      High current income and         0.550% to $250 million
   Government Fund              preservation of capital, with   0.520% next $750 million
                                equal emphasis, from a          0.500% next $1.5 billion
                                portfolio primarily consisting  0.480% next $2.5 billion
                                of short-and intermediate-term  0.450% next $2.5 billion
                                U.S. Government securities.     0.430% next $2.5 billion
                                                                0.410% next $2.5 billion
                                                                0.400% thereafter
Kemper U.S. Mortgage Fund       Maximum current return from     0.550% to $250 million
                                U.S. Government securities.     0.520% next $750 million
                                                                0.500% next $1.5 billion
                                                                0.480% next $2.5 billion
                                                                0.450% next $2.5 billion
                                                                0.430% next $2.5 billion
                                                                0.410% next $2.5 billion
                                                                0.400% thereafter
Kemper Quantitative Equity      Growth of capital and           0.580% to $250 million
 Fund                           reduction of risk through       0.550% next $750 million
                                professional management of a    0.530% next $1.5 billion
                                diversified portfolio of        0.510% next $2.5 billion
                                equity securities.              0.480% next $2.5 billion
                                                                0.460% next $2.5 billion
                                                                0.440% next $2.5 billion
                                                                0.420% thereafter
 Kemper Small Capitalization    Maximum capital appreciation.   0.650% of net assets
   Equity Fund                                                  plus or minus an
                                                                incentive fee based on
                                                                the performance of the
                                                                Standard & Poor's 500
                                                                Stock Index, which may
                                                                result in a fee ranging
                                                                from 0.350 of 1.000% to
                                                                0.950 of 1.000% of net
                                                                assets
Kemper State Tax-Free Income
 Series:
 Kemper California Tax-Free     High level of current income    0.550% to $250 million
   Income Fund                  exempt from federal and         0.520% next $750 million
                                California income taxes         0.500% next $1.5 billion
                                through a portfolio of          0.480% next $2.5 billion
                                municipal securities.           0.450% next $2.5 billion
                                                                0.430% next $2.5 billion
                                                                0.410% next $2.5 billion
                                                                0.400% thereafter

          TRUST/FUND                      OBJECTIVE                     FEE RATE             ASSETS+
          ----------                      ---------                     --------             -------
 Kemper Florida Tax-Free        High level of current income    0.550% to $250 million
   Income Fund                  that is exempt from income      0.520% next $750 million
                                taxes through a diversified     0.500% next $1.5 billion
                                portfolio of municipal          0.480% next $2.5 billion
                                securities.                     0.450% next $2.5 billion
                                                                0.430% next $2.5 billion
                                                                0.410% next $2.5 billion
                                                                0.400% thereafter
 Kemper Michigan Tax-Free       High level of current income    0.550% to $250 million
   Income Fund                  exempt from federal and         0.520% next $750 million
                                Michigan income taxes through   0.500% next $1.5 billion
                                a non-diversified portfolio of  0.480% next $2.5 billion
                                municipal securities.           0.450% next $2.5 billion
                                                                0.430% next $2.5 billion
                                                                0.410% next $2.5 billion
                                                                0.400% thereafter*
 Kemper New Jersey Tax-Free     High level of current income    0.550% to $250 million
   Income Fund                  exempt from federal and New     0.520% next $750 million
                                Jersey income taxes through a   0.500% next $1.5 billion
                                professionally managed non-     0.480% next $2.5 billion
                                diversified portfolio of        0.450% next $2.5 billion
                                municipal securities.           0.430% next $2.5 billion
                                                                0.410% next $2.5 billion
                                                                0.400% thereafter*
 Kemper New York Tax-Free       High level of current income    0.550% to $250 million
   Income Fund                  that is exempt from federal,    0.520% next $750 million
                                New York and New York city      0.500% next $1.5 billion
                                income taxes through a          0.480% next $2.5 billion
                                professionally managed non-     0.450% next $2.5 billion
                                diversified portfolio of        0.430% next $2.5 billion
                                municipal securities.           0.410% next $2.5 billion
                                                                0.400% thereafter
 Kemper Ohio Tax-Free Income    High level of current interest  0.550% to $250 million
   Fund                         income exempt from federal and  0.520% next $750 million
                                state of Ohio income taxes      0.500% next $1.5 billion
                                through a professionally        0.480% next $2.5 billion
                                managed non-diversified         0.450% next $2.5 billion
                                portfolio of municipal          0.430% next $2.5 billion
                                securities.                     0.410% next $2.5 billion
                                                                0.400% thereafter
 Kemper Pennsylvania Tax-Free   High level of current income    0.550% to $250 million
   Income Fund                  exempt from federal and state   0.520% next $750 million
                                of Pennsylvania income taxes    0.500% next $1.5 billion
                                through a professionally        0.480% next $2.5 billion
                                managed non-diversified         0.450% next $2.5 billion
                                portfolio of municipal          0.430% next $2.5 billion
                                securities.                     0.410% next $2.5 billion
                                                                0.400% thereafter*
 Kemper Texas Tax-Free Income   A high level of current         0.550% to $250 million
   Fund                         interest income exempt from     0.520% next $750 million
                                federal income taxes through a  0.500% next $1.5 billion
                                professionally managed non-     0.480% next $2.5 billion
                                diversified portfolio of        0.450% next $2.5 billion
                                municipal securities.           0.430% next $2.5 billion
                                                                0.410% next $2.5 billion
                                                                0.400% thereafter

          TRUST/FUND                      OBJECTIVE                     FEE RATE             ASSETS+
          ----------                      ---------                     --------             -------
Kemper Strategic Income Fund    High current income by          0.850% of net assets(5)
                                investing its assets in a
                                combination of lower-rated
                                corporate fixed-income
                                securities, fixed-income
                                securities of emerging market
                                and other foreign issuers and,
                                fixed-income securities of the
                                U.S. Government and its
                                agencies and instrumentalities
                                and private mortgage-backed
                                issuers.
 Kemper Strategic Municipal     High level of current income    0.600% of net assets(5)
   Income Trust                 exempt from federal income tax
                                by investing in a diversified
                                portfolio of tax-exempt
                                municipal securities.
Kemper Target Equity Fund:
 Kemper Retirement              Long-term capital growth with   0.500% of net assets
   Fund--Series I               guaranteed return of
                                investment on the maturity
                                date to investors who reinvest
                                all dividends and hold their
                                shares to the maturity date.
 Kemper Retirement              Long-term capital growth with   0.500% of net assets
   Fund--Series II              guaranteed return of
                                investment on the maturity
                                date to investors who reinvest
                                all dividends and hold their
                                shares to the maturity date.
 Kemper Retirement              Long-term capital growth with   0.500% of net assets
   Fund--Series III             guaranteed return of
                                investment on the maturity
                                date to investors who reinvest
                                all dividends and hold their
                                shares to the maturity date.
 Kemper Retirement              Long-term capital growth with   0.500% of net assets
   Fund--Series IV              guaranteed return of
                                investment on the maturity
                                date to investors who reinvest
                                all dividends and hold their
                                shares to the maturity date.
 Kemper Retirement              Long-term capital growth with   0.500% of net assets
   Fund--Series V               guaranteed return of
                                investment on the maturity
                                date to investors who reinvest
                                all dividends and hold their
                                shares to the maturity date.
 Kemper Retirement              Long-term capital growth with   0.500% of net assets
   Fund--Series VI              guaranteed return of
                                investment on the maturity
                                date to investors who reinvest
                                all dividends and hold their
                                shares to the maturity date.

          TRUST/FUND                      OBJECTIVE                     FEE RATE             ASSETS+
          ----------                      ---------                     --------             -------
 Kemper Retirement              Long-term capital growth with   0.500% of net assets
   Fund--Series VII             guaranteed return of
                                investment on the maturity
                                date to investors who reinvest
                                all dividends and hold their
                                shares to the maturity date.
 Kemper Worldwide 2004 Fund     Total return with guaranteed    0.600% of net assets
                                return of investment on the
                                maturity date to investors who
                                reinvest all their dividends
                                and hold their shares to the
                                maturity date (11/15/2004).
 Kemper Technology Fund         Growth of capital.              0.580% to $250 million
                                                                0.550% next $750 million
                                                                0.530% next $1.5 billion
                                                                0.510% next $2.5 billion
                                                                0.480% next $2.5 billion
                                                                0.460% next $2.5 billion
                                                                0.440% next $2.5 billion
                                                                0.420% thereafter
 Kemper Total Return Fund       The highest total return, a     0.580% to $250 million
                                combination of income and       0.550% next $750 million
                                capital gain, consistent with   0.530% next $1.5 billion
                                reasonable risk.                0.510% next $2.5 billion
                                                                0.480% next $2.5 billion
                                                                0.460% next $2.5 billion
                                                                0.440% next $2.5 billion
                                                                0.420% thereafter
 Kemper U.S. Government         High current income, liquidity  0.450% to $250 million
   Securities Fund              and security of principal.      0.430% next $750 million
                                                                0.410% next $1.5 billion
                                                                0.400% next $2.5 billion
                                                                0.380% next $2.5 billion
                                                                0.360% next $2.5 billion
                                                                0.340% next $2.5 billion
                                                                0.320% thereafter
 Kemper Value Fund, Inc.:       High total rate of return.      0.750% to $250 million
   Kemper-Dreman High Return                                    0.720% next $750 million
   Equity Fund                                                  0.700% next $1.5 billion
                                                                0.680% next $2.5 billion
                                                                0.650% next $2.5 billion
                                                                0.640% next $2.5 billion
                                                                0.630% next $2.5 billion
                                                                0.620% thereafter
 Kemper Contrarian Fund         Long-term capital appreciation  0.750% to $250 million
                                and, secondarily, current       0.720% next $750 million
                                income.                         0.700% next $1.5 billion
                                                                0.680% next $2.5 billion
                                                                0.650% next $2.5 billion
                                                                0.640% next $2.5 billion
                                                                0.630% next $2.5 billion
                                                                0.620% thereafter

          TRUST/FUND                      OBJECTIVE                     FEE RATE             ASSETS+
          ----------                      ---------                     --------             -------
 Kemper Small Cap Value Fund    Long-term capital               0.750% to $250 million
                                appreciation.                   0.720% next $750 million
                                                                0.700% next $1.5 billion
                                                                0.680% next $2.5 billion
                                                                0.650% next $2.5 billion
                                                                0.640% next $2.5 billion
                                                                0.630% next $2.5 billion
                                                                0.620% thereafter
 Kemper Value Plus Growth Fund  Growth of capital through       0.720% to $250 million
                                professional management of      0.690% next $750 million
                                growth and value stocks.        0.660% next $1.5 billion
                                                                0.640% next $2.5 billion
                                                                0.600% next $2.5 billion
                                                                0.580% next $2.5 billion
                                                                0.560% next $2.5 billion
                                                                0.540% thereafter
 Tax-Exempt California Money    Maximum current income exempt   0.220% to $500 million
   Market Fund                  from federal and California     0.200% next $500 million
                                income taxes to the extent      0.175% next $1 billion
                                consistent with stability of    0.160% next $1 billion
                                capital.                        0.150% thereafter
 The Growth Fund of Spain,      Long-term capital appreciation  1.000% of net assets
   Inc.                         by investing primarily in
                                equity securities of Spanish
                                companies.
Zurich Money Funds:
 Zurich Government Money Fund   Maximum current income to the   0.500% to $215 million
                                extent consistent with          0.375% next $335 million
                                stability of principal from a   0.300% next $250 million
                                portfolio of U.S. Government    0.250% thereafter(6)
                                obligations.
 Zurich Money Market Fund       Maximum current income to the   0.500% to $215 million
                                extent consistent with          0.375% next $335 million
                                stability of principal from a   0.300% next $250 million
                                portfolio primarily consisting  0.250% thereafter(6)
                                of commercial paper and bank
                                obligations.
 Zurich Tax-Free Money Fund     Maximum current income to the   0.500% to $215 million
                                extent consistent with          0.375% next $335 million
                                stability of principal from a   0.300% next $250 million
                                portfolio of municipal          0.250% thereafter(6)
                                securities.
 Zurich YieldWise Money Fund    Maximum current income to the   0.500% to $215 million
                                extent consistent with          0.375% next $335 million
                                stability of principal by       0.300% next $250 million
                                investing in high-quality       0.250% thereafter*
                                short-term money market
                                instruments.
Kemper Small Cap Relative       Long-term capital               0.750% to $250 million
 Value Fund                     appreciation.                   0.720% next $750 million
                                                                0.700% next $1.5 billion
                                                                0.680% next $2.5 billion
                                                                0.650% next $2.5 billion
                                                                0.640% next $2.5 billion
                                                                0.630% next $2.5 billion
                                                                0.620% thereafter*

          TRUST/FUND                      OBJECTIVE                     FEE RATE             ASSETS+
          ----------                      ---------                     --------             -------
 Kemper U.S. Growth and Income  Long-term growth of capital,    0.600% to $250 million
   Fund                         current income and growth of    0.570% next $750 million
                                income.                         0.550% next $1.5 billion
                                                                0.530% thereafter
Kemper Global/International
 Series, Inc.
 Kemper Emerging Markets        High current income and,        1.000% of net assets*
   Income Fund                  secondarily, long-term capital
                                appreciation.
 Kemper Emerging Markets        Long-term growth of capital     1.250% of net assets*
   Growth Fund                  primarily through equity
                                investment in emerging markets
                                around the globe.
 Kemper Global Blue Chip Fund   Long-term growth of capital     1.000% to $250 million
                                through a diversified           0.950% next $750 million
                                worldwide portfolio of          0.900% thereafter*
                                marketable securities,
                                primarily equity securities.
 Kemper International Growth    Long-term growth of capital     1.000% of net assets*
   and Income Fund              and income, primarily from
                                foreign equity securities.
 Kemper Latin America Fund      Long-term capital appreciation  1.250% to $250 million
                                through investment primarily    1.200% next $750 million
                                in the securities of Latin      1.150% thereafter*
                                American issuers.
Kemper Equity Trust
 Kemper-Dreman Financial        Long-term capital appreciation  0.750% to $250 million
   Services Fund                by investing primarily in       0.720% next $750 million
                                common stocks and other equity  0.700% next $1.5 billion
                                securities of companies in the  0.680% next $2.5 billion
                                financial services industry     0.650% next $2.5 billion
                                believed by the Fund's          0.640% next $2.5 billion
                                investment manager to be        0.630% next $2.5 billion
                                undervalued.                    0.620% thereafter*
 Kemper Classic Growth Fund     Long-term growth of capital
                                with reduced share price
                                volatility compared to other
                                growth mutual funds.
 Kemper Global Discovery Fund   Above-average capital
                                appreciation over the long
                                term by investing primarily in
                                the equity securities of small
                                companies located throughout
                                the world.
 Kemper Value Fund              Long-term growth of capital
                                through investment in
                                undervalued equity securities.

------------------------------
(1) Payable in the aggregate for each of the Government Securities Portfolio, Money Market Portfolio and Tax-Exempt Portfolio series of Cash Account Trust.

(2) Payable in the aggregate for each of the Government Securities Portfolio and Money Market Portfolio series of Cash Equivalent Fund.

(3) Payable in the aggregate for each of the Government Securities Portfolio and Treasury Portfolio series of Investors Cash Trust.

(4) Payable in the aggregate for each of the Investors Florida Municipal Cash Fund, Investors New Jersey Municipal Cash Fund, Investors Pennsylvania Municipal Cash Fund and Tax-Exempt New York Money Market Fund series of Investors Municipal Cash Fund.

(5) Based on average weekly net assets.

(6) Payable in the aggregate for each of the Zurich Government Money Fund, Zurich Money Market Fund and Zurich Tax-Free Money Fund series of Zurich Money Funds.

* Subject to waivers and/or reimbursements.

                                                                      APPENDIX 1

                     SCUDDER TRUSTS/CORPORATIONS AND SERIES

                        GLOBAL/INTERNATIONAL FUND, INC.
                      Scudder Emerging Markets Income Fund
                            Scudder Global Bond Fund
                              Scudder Global Fund
                        Scudder International Bond Fund

                                INVESTMENT TRUST
                         Scudder Dividend & Growth Fund
                         Scudder Growth and Income Fund
                       Scudder Large Company Growth Fund
                      Scudder Real Estate Investment Fund
                           Scudder S&P 500 Index Fund
                        Scudder Tax Managed Growth Fund
                     Scudder Tax Managed Small Company Fund

                       SCUDDER CALIFORNIA TAX FREE TRUST
                        Scudder California Tax Free Fund
                     Scudder California Tax Free Money Fund

                         SCUDDER CASH INVESTMENT TRUST

                               SCUDDER FUND, INC.
                     Scudder Government Money Market Series
                          Scudder Money Market Series
                      Scudder Tax Free Money Market Series

                              SCUDDER FUNDS TRUST
                          Scudder Short Term Bond Fund

                               SCUDDER GNMA FUND

                        SCUDDER INTERNATIONAL FUND, INC.
                      Scudder Emerging Markets Growth Fund
                       Scudder Greater Europe Growth Fund
                           Scudder International Fund
                  Scudder International Growth and Income Fund
                       Scudder International Growth Fund
                        Scudder International Value Fund
                           Scudder Latin America Fund
                       Scudder Pacific Opportunities Fund

                            SCUDDER MUNICIPAL TRUST
                        Scudder High Yield Tax Free Fund
                        Scudder Managed Municipal Bonds

                           SCUDDER MUTUAL FUNDS, INC.
                               Scudder Gold Fund

                             SCUDDER PATHWAY SERIES
                   Scudder Pathway Series: Balanced Portfolio
                 Scudder Pathway Series: Conservative Portfolio
                    Scudder Pathway Series: Growth Portfolio
                Scudder Pathway Series: International Portfolio

                            SCUDDER PORTFOLIO TRUST
                             Scudder Balanced Fund
                          Scudder High Yield Bond Fund
                              Scudder Income Fund

                            SCUDDER SECURITIES TRUST
                        Scudder 21st Century Growth Fund
                            Scudder Development Fund
                        Scudder Financial Services Fund
                            Scudder Health Care Fund
                             Scudder Micro Cap Fund
                        Scudder Small Company Value Fund
                            Scudder Technology Fund

                          SCUDDER STATE TAX FREE TRUST
                Scudder Massachusetts Limited Term Tax Free Fund
                      Scudder Massachusetts Tax Free Fund
                         Scudder New York Tax Free Fund
                      Scudder New York Tax Free Money Fund
                           Scudder Ohio Tax Free Fund
                       Scudder Pennsylvania Tax Free Fund

                             SCUDDER TAX FREE TRUST
                       Scudder Limited Term Tax Free Fund
                       Scudder Medium Term Tax Free Fund

                          SCUDDER TAX FREE MONEY FUND

                        SCUDDER U.S. TREASURY MONEY FUND

                               VALUE EQUITY TRUST
                        Scudder Large Company Value Fund

                                                                      APPENDIX 2

                            FUND SHARES OUTSTANDING

     Holders of record of the shares of each Fund at the close of business on October 19, 1998 (the "Record Date"), as to any matter on which they are entitled to vote, will be entitled to one vote per share on all business of the Special Meeting. The table below sets forth the number of shares outstanding for each Fund as of June 30, 1998.

                                [TO BE PROVIDED]

                                                          NUMBER OF SHARES
                                                            OUTSTANDING
                       FUND*                            AS OF JUNE 30, 1998
                       -----                          ------------------------
Scudder 21st Century Growth Fund
Scudder Balanced Fund
Scudder California Tax Free Fund
Scudder California Tax Free Money Fund
Scudder Cash Investment Trust
Scudder Development Fund
Scudder Dividend & Growth Fund
Scudder Emerging Markets Growth Fund
Scudder Emerging Markets Income Fund
Scudder Financial Services Fund
Scudder Global Bond Fund
Scudder Global Fund
Scudder GNMA Fund
Scudder Gold Fund
Scudder Government Money Market Series
Scudder Greater Europe Growth Fund
Scudder Growth and Income Fund
Scudder Health Care Fund
Scudder High Yield Bond Fund
Scudder High Yield Tax Free Fund
Scudder Income Fund
Scudder International Bond Fund
Scudder International Fund
Scudder International Growth and Income Fund
Scudder International Growth Fund
Scudder International Value Fund
Scudder Large Company Growth Fund
Scudder Large Company Value Fund
Scudder Latin America Fund

                                                          NUMBER OF SHARES
                                                            OUTSTANDING
                       FUND*                            AS OF JUNE 30, 1998
                       -----                          ------------------------
Scudder Limited Term Tax Free Fund
Scudder Managed Municipal Bonds
Scudder Massachusetts Limited Term Tax Free Fund
Scudder Massachusetts Tax Free Fund
Scudder Medium Term Tax Free Fund
Scudder Micro Cap Fund
Scudder Money Market Series
Scudder New York Tax Free Fund
Scudder New York Tax Free Money Fund
Scudder Ohio Tax Free Fund
Scudder Pacific Opportunities Fund
Scudder Pathway Series: Balanced Portfolio
Scudder Pathway Series: Conservative Portfolio
Scudder Pathway Series: Growth Portfolio
Scudder Pathway Series: International Portfolio
Scudder Pennsylvania Tax Free Fund
Scudder Real Estate Investment Fund
Scudder S&P 500 Index Fund
Scudder Short Term Bond Fund
Scudder Small Company Value Fund
Scudder Tax Free Money Fund
Scudder Tax Free Money Market Series
Scudder Tax Managed Growth Fund
Scudder Tax Managed Small Company Fund
Scudder Technology Fund
Scudder U.S. Treasury Money Fund

                                                                      APPENDIX 3

                 BENEFICIAL OWNERS OF 5% OR MORE OF FUND SHARES

     Certain accounts for which the Investment Manager acts as investment adviser owned 134,528 shares in the aggregate, or 5.10% of the outstanding shares of SCUDDER 21ST CENTURY GROWTH FUND on June 30, 1998. The Investment Manager may be deemed to be a beneficial owner of such shares but disclaims any beneficial ownership in such shares.

     As of June 30, 1998, 512,601 shares in the aggregate, 19,45% of the outstanding shares of SCUDDER 21ST CENTURY GROWTH FUND were held in the name of Charles Schwab & Co., 101 Montgomery Street, San Francisco, CA 94104, who may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.

     As of June 30, 1998, 144,822 shares in the aggregate, 5.49% of the outstanding shares of SCUDDER 21ST CENTURY GROWTH FUND were held in the name of A Lindsay & Olive B. O'Connor Foundation, Hobart, NY 13788.

     As of June 30, 1998, 1,166,455 shares in the aggregate, 10.79% of the outstanding shares of SCUDDER BALANCED FUND were held in the name of Scudder Stevens & Clark Profit Sharing and 401(k) Plan Trust One, 345 Park Avenue, New York, NY 10154, who may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.

     As of June 30, 1998, 2,903,971 shares in the aggregate, 9.84% of the outstanding shares of SCUDDER CALIFORNIA TAX FREE FUND were held in the name of Charles Schwab & Co., 101 Montgomery Street, San Francisco, CA 94104, who may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.

     Certain accounts for which the Investment Manager acts as investment adviser owned 6,392,214 shares in the aggregate, or 9.63% of the outstanding shares of SCUDDER CALIFORNIA TAX FREE MONEY FUND on June 30, 1998. The Investment Manager may be deemed to be a beneficial owner of such shares but disclaims any beneficial ownership in such shares.

     Certain accounts for which the Investment Manager acts as investment adviser owned 1,607,104 shares in the aggregate, or 7,93% of the outstanding shares of SCUDDER DEVELOPMENT FUND on June 30, 1998. The Investment Manager may be deemed to be a beneficial owner of such shares but disclaims any beneficial ownership in such shares.

     Certain accounts for which the Investment Manager acts as investment adviser owned 2,715,269 shares in the aggregate, or 19,91% of the outstanding shares of SCUDDER EMERGING MARKET GROWTH FUND on June 30, 1998. The Investment Manager may be deemed to be a beneficial owner of such shares but disclaims any beneficial ownership in such shares.

     As of June 30, 1998, 1,390,156 shares in the aggregate, 10.19% of the outstanding shares of SCUDDER EMERGING MARKETS GROWTH FUND were held in the name of Charles Schwab Co., 101 Montgomery Street, San Francisco, CA 94104, who may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.

     As of June 30, 1998, 775,979 shares in the aggregate, 5.54% of the outstanding shares of SCUDDER EMERGING MARKETS GROWTH FUND were held in the name of State Street Bank and Trust Co., Custodian for the Scudder Pathway Portfolio, One Heritage Drive, Quincy, MA 02171-2105, who may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.

     Certain accounts for which the Investment Manager acts as investment adviser owned 1,763,629 shares in the aggregate, or 5.82% of the outstanding shares of SCUDDER EMERGING MARKETS INCOME FUND on June 30, 1998. The Investment Manager may be deemed to be a beneficial owner of such shares but disclaims any beneficial ownership in such shares.

     As of June 30, 1998, 6,632,288 shares in the aggregate, 21.92% of the outstanding shares of SCUDDER EMERGING MARKETS INCOME FUND were held in the name of Charles Schwab Co., 101 Montgomery Street, San Francisco, CA 94104, who may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.

     Certain accounts for which the Investment Manager acts as investment adviser owned 1,523,054 shares in the aggregate, or 5.92% of the outstanding shares of SCUDDER GNMA FUND on June 30, 1998. The Investment Manager may be deemed to be a beneficial owner of such shares but disclaims any beneficial ownership in such shares.

     As of June 30, 1998, 5,621,802 shares in the aggregate, 10.37% of the outstanding shares of SCUDDER GLOBAL FUND were held in the name of Charles Schwab Co., 101 Montgomery Street, San Francisco, CA 94104, who may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.

     As of June 30, 1998, 777,724 shares in the aggregate, 6.18% of the outstanding shares of SCUDDER GLOBAL FUND were held in the name of Charles Schwab Co., 101 Montgomery Street, San Francisco, CA 94104, who may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.

     As of June 30, 1998, 3,546,186 shares in the aggregate, 19.47% of the outstanding shares of SCUDDER GOLD FUND were held in the name of Charles Schwab Co., 101 Montgomery Street, San Francisco, CA 94104, who may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.

     Certain accounts for which the Investment Manager acts as investment adviser owned 13,981,603 shares in the aggregate, or 22.45% of the outstanding shares of SCUDDER GOVERNMENT MONEY MARKET SERIES: SCUDDER INSTITUTIONAL SHARES on June 30, 1998. The Investment Manager may be deemed to be a beneficial owner of such shares but disclaims any beneficial ownership in such shares.

     As of June 30, 1998, 61,394,657 shares in the aggregate, or 98.58% of the outstanding shares of SCUDDER GOVERNMENT MONEY MARKET SERIES: SCUDDER INSTITUTIONAL SHARES were held in the nominees of Fiduciary Trust Company. Fiduciary Trust Company may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.

     As of June 30, 1998, 4,824,033 shares in the aggregate, or 17.00% of the outstanding shares of SCUDDER GOVERNMENT MONEY MARKET SERIES: SCUDDER MANAGED SHARES were held in the name of Cudd & Co., 1211 Avenue of the Americas, 33rd Floor, New York, NY 10036, who may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.

     As of June 30, 1998, 14,060,717 shares in the aggregate, or 49.55% of the outstanding shares of SCUDDER GOVERNMENT MONEY MARKET SERIES: SCUDDER MANAGED SHARES were held in the name of Citibank, One Court Square, 22nd Floor Zone 7, Long Island City, NY 11120, who may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.

     As of June 30, 1998, 11,301,921 shares in the aggregate, 28.05% of the outstanding shares of SCUDDER GREATER EUROPE GROWTH FUND were held in the name of Charles Schwab Co., 101 Montgomery Street, San Francisco, CA 94104, who may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.

     As of June 30, 1998, 2,773,660 shares in the aggregate, 6.88% of the outstanding shares of SCUDDER GREATER EUROPE GROWTH FUND were held in the name of Fidelity Investments Institutional Operations Co., 100 Magellan Way, Mail Zone KWIC, Covington, Kentucky 41015, who may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.

     As of June 30, 1998, 3,484,943 shares in the aggregate, 8.64% of the outstanding shares of SCUDDER GREATER EUROPE GROWTH FUND were held in the name of National Financial Services Co., Exclusive Benefit of Customers, P. O. Box 3908, Church Street Station, New York, NY 10008-3908, who may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.

     As of June 30, 1998, 2,551,891 shares in the aggregate, 6.33% of the outstanding shares of SCUDDER GREATER EUROPE GROWTH FUND were held in the name of Merrill Lynch Pierce Fenner & Smith for the Sole Benefit of ITS Customers, Attn. Service Team, 4800 Deer lake Drive East 3rd Floor, Jacksonville, FL 32246-6484, who may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.

     As of June 30, 1998, 22,487,935 shares in the aggregate, 8.01% of the outstanding shares of SCUDDER GROWTH AND INCOME FUND were held in the name of Charles Schwab & Co., 101 Montgomery Street, San Francisco, CA 94101, who may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.

     Certain accounts for which the Investment Manager acts as investment adviser owned 2,059,866 shares in the aggregate, or 13.20% of the outstanding shares of SCUDDER HIGH YIELD BOND FUND on June 30, 1998. The Investment Manager may be deemed to be a beneficial owner of such shares but disclaims any beneficial ownership in such shares.

     As of June 30, 1998, 1,894,224 shares in the aggregate, 12.15% of the outstanding shares of SCUDDER HIGH YIELD BOND FUND were held in the name of Charles Schwab & Co., 101 Montgomery Street, San Francisco, CA 94101, who may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.

     As of June 30, 1998, 1,121,117 shares in the aggregate, 7.19% of the outstanding shares of SCUDDER HIGH YIELD BOND FUND were held in the name of State Street Bank and Trust Co., Custodian for the Scudder Pathway Series, Balanced Portfolio, One Heritage Drive, Quincy, MA 02171, who may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.

     As of June 30, 1998, 2,313,499 shares in the aggregate, 7.87% of the outstanding shares of SCUDDER HIGH YIELD TAX FREE FUND were held in the name of Charles Schwab & Co., 101 Montgomery Street, San Francisco, CA 94104, who may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.

     Certain accounts for which the Investment Manager acts as investment adviser owned 2,915,512 shares in the aggregate, or 5.08% of the outstanding shares of SCUDDER INCOME FUND on June 30, 1998. The Investment Manager may be deemed to be a beneficial owner of such shares but disclaims any beneficial ownership in such shares.

     As of June 30, 1998, 5,328,031 shares in the aggregate, 9.28% of the outstanding shares of SCUDDER INCOME FUND were held in the name of State Street Bank and Trust Co., Custodian for the Scudder Pathway Series, Balanced Portfolio, One Heritage Drive, Quincy, MA 02171, who may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.

     As of June 30, 1998, 2,989,382 shares in the aggregate, 5.21% of the outstanding shares of SCUDDER INCOME FUND were held in the name of Charles Schwab & Co., 101 Montgomery Street, San Francisco, CA 94101, who may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.

     As of June 30, 1998, 2,181,324 shares in the aggregate, 14.88% of the outstanding shares of SCUDDER INTERNATIONAL BOND FUND were held in the name of Charles Schwab Co., 101 Montgomery Street, San Francisco, CA 94104, who may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.

     As of June 30, 1998, 6,116,968 shares in the aggregate, 10.89% of the outstanding shares of SCUDDER INTERNATIONAL FUND were held in the name of Charles Schwab Co., 101 Montgomery Street, San Francisco, CA 94104, who may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.

     As of June 30, 1998, 692,777 shares in the aggregate, 5.43% of the outstanding shares of SCUDDER LARGE COMPANY GROWTH FUND were held in the name of State Street Bank and Trust Co., Custodian for the Scudder Pathway Series, Growth Portfolio, One Heritage Drive, Quincy, MA 02171, who may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.

     As of June 30, 1998, 2,662,245 shares in the aggregate, 8.95% of the outstanding shares of SCUDDER LATIN AMERICAN FUND were held in the name of Charles Schwab Co., 101 Montgomery Street, San Francisco, CA 94104, who may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.

     Certain accounts for which the Investment Manager acts as investment adviser owned 5,705,244 shares in the aggregate, or 50.30% of the outstanding shares of SCUDDER LIMITED TERM TAX FREE FUND on June 30, 1998. The Investment Manager may be deemed to be a beneficial owner of such shares but disclaims any beneficial ownership in such shares.

     Certain accounts for which the Investment Manager acts as investment adviser owned 10,596,191 shares in the aggregate, or 13.19% of the outstanding shares of SCUDDER MANAGED MUNICIPAL BONDS on June 30, 1998. The Investment Manager may be deemed to be a beneficial owner of such shares but disclaims any beneficial ownership in such shares.

     As of June 30, 1998, 5,223,102 shares in the aggregate, 6.50% of the outstanding shares of SCUDDER MANAGED MUNICIPAL BONDS were held in the nominees of Fiduciary Trust Company. Fiduciary Trust Company may be deemed to the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.

     Certain accounts for which the Investment Manager acts as investment adviser owned 446,073 shares in the aggregate, or 5.94% of the outstanding shares of SCUDDER MASSACHUSETTS LIMITED TERM TAX FREE FUND on June 30, 1998. The Investment Manager may be deemed to be a beneficial owner of such shares but disclaims any beneficial ownership in such shares.

     As of June 30, 1998 641,226 shares in aggregate, 8.54% of the outstanding shares of SCUDDER MASSACHUSETTS LIMITED TERM TAX FREE FUND were held in the nominees of fiduciary Trust Company. Fiduciary Trust Company may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.

     Certain accounts for which the Investment Manager acts as investment adviser owned 2,584,455 shares in the aggregate, or 8.59% of the outstanding shares of SCUDDER MASSACHUSETTS TAX FREE FUND on June 30, 1998. The Investment Manager may be deemed to be a beneficial owner of such shares but disclaims any beneficial ownership in such shares.

     As of June 30, 1998 2,201,717 shares in aggregate, 8.17% of the outstanding shares of SCUDDER MASSACHUSETTS TAX FREE FUND were held in the nominees of Fiduciary Trust Company. Fiduciary Trust Company may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.

     Certain accounts for which the Investment Manager acts as investment adviser owned 9,570,304 shares in the aggregate, or 16.25% of the outstanding shares of SCUDDER MEDIUM TERM TAX FREE FUND on June 30, 1998. The Investment Manager may be deemed to be a beneficial owner of such shares but disclaims any beneficial ownership in such shares.

     As of June 30, 1998, 5,164,052 shares in the aggregate, 8.76% of the outstanding shares of SCUDDER MEDIUM TERM TAX FREE FUND were held in the name of Charles Schwab & Co., 101 Montgomery Street, San Francisco, CA 94104, who may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.

     Certain accounts for which the Investment Manager acts as investment adviser owned 1,196,128 shares in the aggregate, or 15.84% of the outstanding shares of SCUDDER MICRO CAP FUND on June 30, 1998. The Investment Manager may be deemed to be a beneficial owner of such shares but disclaims any beneficial ownership in such shares.

     As of June 30, 1998, 689,104 shares in the aggregate, 12.77% of the outstanding shares of SCUDDER MICRO CAP FUND were held in the name of Charles

Schwab & Co., 101 Montgomery Street, San Francisco, CA 94104, who may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.

     As of June 30, 1998, 390,931 shares in the aggregate, 5.17% of the outstanding shares of SCUDDER MICRO CAP FUND were held in the name of State Street Bank and Trust Co., Custodian for the Scudder Pathway Series, Growth Portfolio, One Heritage Drive, Quincy, MA 02171, who may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.

     Certain accounts for which the Investment Manager acts as investment adviser owned 27,594,619 shares in the aggregate, or 7.15% of the outstanding shares of SCUDDER MONEY MARKET SERIES: SCUDDER INSTITUTIONAL SHARES on June 30, 1998. The Investment Manager may be deemed to be a beneficial owner of such shares but disclaims any beneficial ownership in such shares.

     As of June 30, 1998, 20,377,756 shares in the aggregate, 5.28% of the outstanding shares of SCUDDER MONEY MARKET SERIES: SCUDDER INSTITUTIONAL SHARES were held in the name of VICR Securities Co., 23 Frontage Road, Andover, MA 01810, who may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.

     As of June 30, 1998, 287,344,768 shares in the aggregate, 74.54% of the outstanding shares of SCUDDER MONEY MARKET SERIES: SCUDDER INSTITUTIONAL SHARES were held in the nominees of Fiduciary Trust Company. Fiduciary Trust Company may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.

     As of June 30, 1998, 33,869,046 shares in the aggregate, 8.78% of the outstanding shares of SCUDDER MONEY MARKET SERIES: SCUDDER INSTITUTIONAL SHARES were held in the name of Scudder Trust Company Trustees of Scudder Stable Value Fund, Two International Place, Boston, MA 02110, who may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.

     Certain accounts for which the Investment Manager acts as investment adviser owned 139,035,192 shares in the aggregate, or 43.01% of the outstanding shares of SCUDDER MONEY MARKET SERIES: SCUDDER MANAGED SHARES on June 30, 1998. The Investment Manager may be deemed to be a beneficial owner of such shares but disclaims any beneficial ownership in such shares.

     As of June 30, 1998, 30,786,424 shares in the aggregate, 9.52% of the outstanding shares of SCUDDER MONEY MARKET SERIES: SCUDDER MANAGED SHARES were held in the name of Lucian T Baldwin III Tr., 175 Sheridan Road, Winnetka, IL 60093.

     As of June 30, 1998, 33,069,024 shares in the aggregate,10.23% of the outstanding shares of SCUDDER MONEY MARKET SERIES: SCUDDER MANAGED SHARES were held in the name of Hare & Co., Special Processing Dept., One Wall Street,

New York, NY 10005, who may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.

     As of June 30, 1998, 62,901,982 shares in the aggregate, 19.46% of the outstanding shares of SCUDDER MONEY MARKET SERIES: SCUDDER MANAGED SHARES were held in the name of Chemical Bank, 1211 Avenue of the Americas, 33rd Floor, New York, NY 10036, who may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.

     As of June 30, 1998, 31,343,563 shares in the aggregate, 9.69% of the outstanding shares of SCUDDER MONEY MARKET SERIES: SCUDDER MANAGED SHARES were held in the name of Citibank, One Court Square, 22nd Floor Zone 7, Long Island City, NY 11120, who may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.

     As of June 30, 1998, 26,599,456 shares in the aggregate, 8.23% of the outstanding shares of SCUDDER MONEY MARKET SERIES: SCUDDER MANAGED SHARES were held in the name of Cudd & Co., 1211 Avenue of the Americas, 33rd Floor, New York, NY 10036, who may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.

     As of June 30, 1998, 37,842,724 shares in the aggregate, 11.70% of the outstanding shares of SCUDDER MONEY MARKET SERIES: SCUDDER MANAGED SHARES were held in the name of State Street Bank and Trust Co., 225 Franklin Street, Boston, MA 02210, who may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.

     As of June 30, 1998, 40,837,602 shares in the aggregate, 12.63% of the outstanding shares of SCUDDER MONEY MARKET SERIES: SCUDDER MANAGED SHARES were held in the name of Wilmington Trust Company, 1100 North Market Street, Wilmington, DE 19890, who may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.

     Certain accounts for which the Investment Manager acts as investment adviser owned 49,746,489 shares in the aggregate, or 9.81% of the outstanding shares of SCUDDER MONEY MARKET SERIES: SCUDDER PREMIUM SHARES on June 30, 1998. The Investment Manager may be deemed to be a beneficial owner of such shares but disclaims any beneficial ownership in such shares.

     Certain accounts for which the Investment Manager acts as investment adviser owned 1,186,513 shares in the aggregate, or 6.72% of the outstanding shares of SCUDDER NEW YORK TAX FREE FUND on June 30, 1998. The Investment Manager may be deemed to be a beneficial owner of such shares but disclaims any beneficial ownership in such shares.

     Certain accounts for which the Investment Manager acts as investment adviser owned 4,584,266 shares in the aggregate, or 5.37% of the outstanding shares of SCUDDER NEW YORK TAX FREE MONEY FUND on June 30, 1998. The Investment Manager may be deemed to be a beneficial owner of such shares but disclaims any beneficial ownership in such shares.

     As of June 30, 1998 11,203,011 shares in aggregate, 13.14% of the outstanding shares of SCUDDER NEW YORK TAX FREE MONEY FUND were held in the name of Edmond D. Villani, 345 Park Avenue, New York, NY 10128.

     As of June 30, 1998 577,092 shares in aggregate, 8.16% of the outstanding shares of SCUDDER OHIO TAX FREE FUND were held in the name of Charles Schwab & Co., 101 Montgomery Street, San Francisco, CA 94104, may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.

     As of June 30, 1998, 920,497 shares in the aggregate, 7.06% of the outstanding shares of SCUDDER PACIFIC OPPORTUNITIES FUND were held in the name of Charles Schwab Co., 101 Montgomery Street, San Francisco, CA 94104, who may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.

     As of June 30, 1998, 1,402,636 shares in the aggregate, 7.85% of the outstanding shares of SCUDDER PATHWAY SERIES: BALANCED PORTFOLIO were held in the name of Scudder Stevens & Clark Trustee, Scudder Defined Benefit Plan & Trust, 345 Park Avenue, New York, NY 10154, who may deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.

     As of June 30, 1998, 279,010 shares in the aggregate, 12.30% of the outstanding shares of SCUDDER PATHWAY SERIES: CONSERVATIVE PORTFOLIO were held in the name of Trustees of the ACR Defined Contribution Retirement Plan & Trust, 747 Locus Street, Pasadena, CA 91101, who may deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.

     As of June 30, 1998, 270,605 in the aggregate, 11.93% the outstanding shares of SCUDDER PATHWAY SERIES: CONSERVATIVE PORTFOLIO were held in the name of Scudder Trust Company Trustee, ITHACA Industries Inc., Employee Retirement Savings Plan Trust, Hwy. 268 West, Wilkeboro, NC 28697, who may deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.

     As of June 30, 1998, 266,375 in the aggregate, 5.33% the outstanding shares of SCUDDER PATHWAY SERIES: GROWTH PORTFOLIO were held in the name of Scudder Trust Company Trustee, O'Neil & Associates Inc. Profit sharing and Savings Plan Trust, 425 North Findlay Street, Dayton, OH 45404, who may be beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.

     Certain accounts for which the Investment Manager acts as investment adviser owned 805,433 shares in the aggregate, or 14.03% of the outstanding shares of SCUDDER PENNSYLVANIA TAX FREE FUND on June 30, 1998. The Investment Manager may be deemed to be a beneficial owner of such shares but disclaims any beneficial ownership in such shares.

     As of June 30, 1998 319,340 shares in aggregate, 5.56% of the outstanding shares of SCUDDER PENNSYLVANIA TAX FREE FUND were held in the name of Charles Schwab & Co., 101 Montgomery Street, San Francisco, CA 94104, may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.

     Certain accounts for which the Investment Manager acts as investment adviser owned 6,177,214 shares in the aggregate, or 6.36% of the outstanding shares of SCUDDER SHORT TERM BOND FUND on June 30, 1998. The Investment Manager may be deemed to be a beneficial owner of such shares but disclaims any beneficial ownership in such shares.

     Certain accounts for which the Investment Manager acts as investment adviser owned 2,371,926 shares in the aggregate, or 17.37% of the outstanding shares of SCUDDER SMALL COMPANY VALUE FUND on June 30, 1998. The Investment Manager may be deemed to be a beneficial owner of such shares but disclaims any beneficial ownership in such shares.

     As of June 30, 1998, 936,847 shares in the aggregate, 7.02% of the outstanding shares of SCUDDER SMALL COMPANY VALUE FUND were held in the name of Charles Schwab & Co., 101 Montgomery Street, San Francisco, CA 94104, who may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.

     Certain accounts for which the Investment Manager acts as investment adviser owned 12,163,060 shares in the aggregate, or 5.28% of the outstanding shares of SCUDDER TAX FREE MONEY FUND on June 30, 1998. The Investment Manager may be deemed to be a beneficial owner of such shares but disclaims any beneficial ownership in such shares.

     As of June 30, 1998 19,306,376 shares in aggregate, 8.36% of the outstanding shares of SCUDDER TAX FREE MONEY FUND were held in the name of Scudder Trust Company Disbursement Account, 5 Industrial Way, Salem, NH 03079, who may be deemed to be the beneficial owner of certain of these shares, but disclaim any beneficial ownership therein.

     Certain accounts for which the Investment Manager acts as investment adviser owned 19,950,763 shares in the aggregate, or 21.50% of the outstanding shares of SCUDDER TAX FREE MONEY MARKET SERIES: SCUDDER INSTITUTIONAL SHARES on June 30, 1998. The Investment Manager may be deemed to be a beneficial owner of such shares but disclaims any beneficial ownership in such shares.

     As of June 30, 1998, 85,110,574 shares in the aggregate, or 91.73% of the outstanding shares of SCUDDER TAX FREE MONEY MARKET SERIES: SCUDDER INSTITUTIONAL SHARES were held in the nominees of Fiduciary Trust Company. Fiduciary Trust Company may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.

     Certain accounts for which the Investment Manager acts as investment adviser owned 81,276,163 shares in the aggregate, or 67.00% of the outstanding shares of SCUDDER TAX FREE MONEY MARKET SERIES: SCUDDER MANAGED SHARES on
June 30, 1998. The Investment Manager may be deemed to be a beneficial owner of such shares but disclaims any beneficial ownership in such shares.

     As of June 30, 1998, 8,15,153,967 shares in the aggregate, or 12.49% of the outstanding shares of SCUDDER TAX FREE MONEY MARKET SERIES: SCUDDER MANAGED SHARES were held in the name of Daniel Pierce, 354 Westfield Street, Dedham, MA 02026.

     As of June 30, 1998, 13,292,290 shares in the aggregate, or 10.95% of the outstanding shares of SCUDDER TAX FREE MONEY MARKET SERIES: SCUDDER MANAGED SHARES were held in the name of Hare & Co., Special Processing Dept., One Wall Street, New York, NY 10005, who may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.

     As of June 30, 1998, 44,289,143 shares in the aggregate, or 36.51% of the outstanding shares of SCUDDER TAX FREE MONEY MARKET SERIES: SCUDDER MANAGED SHARES were held in the name of Chemical Bank, 1211 Avenue of the Americas, 33rd Floor, New York, NY 10036, who may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.

     As of June 30, 1998, 19,873,104 shares in the aggregate, or 16.38% of the outstanding shares of SCUDDER TAX FREE MONEY MARKET SERIES: SCUDDER MANAGED SHARES were held in the name of Cudd & Co., 1211 Avenue of the Americas, 33rd Floor, New York, NY 10036, who may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.

     As of June 30, 1998, 16,477,444 shares in the aggregate, or 13.56% of the outstanding shares of SCUDDER TAX FREE MONEY MARKET SERIES: SCUDDER MANAGED SHARES were held in the name of State Street Bank and Trust Co.,225 Franklin St., Boston, MA 02110, who may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.

     To the best of the Trust's knowledge, as of June 30, 1998, no person owned beneficially more than 5% of any Fund's outstanding shares, except as stated above.

                                                                      APPENDIX 4

                    FUND SHARES OWNED BY TRUSTEES/DIRECTORS

                                [TO BE PROVIDED]

                                                                      APPENDIX 5

                  INVESTMENT MANAGEMENT FEE RATES, NET ASSETS
                   AND AGGREGATE MANAGEMENT FEES OF EACH FUND

                                                                                              AGGREGATE
                                                                      MANAGEMENT             MANAGEMENT
           FUND             FISCAL YEAR     NET ASSETS                FEE RATE+                  FEE
           ----             -----------     ----------                ----------             ----------
Scudder 21st Century         8/31/97      $   23,296,176   1.00% of avg. daily net assets    $         0++
 Growth Fund
Scudder Balanced Fund        12/31/97     $  158,711,908   0.70% of avg. daily net assets    $   480,340
Scudder California Tax       3/31/98      $  324,448,844   0.625% on first $200 million of   $ 1,892,742
 Free Fund                                                 avg. daily net assets; 0.60% on
                                                           assets over $200 million
Scudder California Tax       3/31/98      $   70,546,601   0.50% of avg. daily net assets    $   218,236++
 Free Money Fund
Scudder Cash Investment      6/30/98      $1,182,012,567   0.50% on first $250 million of    $ 3,970,851++
 Trust                                                     avg. daily net assets; 0.45% on
                                                           next $250 million; 0.40% on next
                                                           $500 million; 0.35% on assets
                                                           over $1 billion
Scudder Development Fund     6/30/98      $  845,405,075   1.00% on first $500 million of    $ 8,554,028
                                                           avg. daily net assets; 0.95% on
                                                           next $500 million; 0.90% on
                                                           assets over $1 billion
Scudder Dividend & Growth    N/A                     N/A   0.75% of avg. daily net assets            N/A
 Fund*
Scudder Emerging Markets     10/31/97     $  219,624,481   1.10% of avg. daily net assets    $ 1,724,110++
 Growth Fund
Scudder Emerging Markets     10/31/97     $  323,628,082   1.00% of avg. daily net assets    $ 3,563,175
 Income Fund
Scudder Financial Services   5/31/98      $   36,926,469   0.75% of avg. daily net assets    $         0++
 Fund
Scudder Global Bond Fund     10/31/97     $  135,113,465   0.75% on first $1 billion of      $   604,704++
                                                           avg. daily net assets; 0.70% on
                                                           assets over $1 billion
Scudder Global Fund          6/30/98      $1,766,207,742   1.00% on first $500 million of    $15,502,974
                                                           avg. daily net assets; 0.95% on
                                                           next $500 million; 0.90% on next
                                                           $500 million; 0.85% on assets
                                                           over $1 billion
Scudder GNMA Fund            3/31/98      $  392,444,820   0.65% of first $200 million of    $ 2,433,157
                                                           avg. daily net assets; 0.60% on
                                                           next $300 million; 0.55% on
                                                           assets over $500 million
Scudder Gold Fund            6/30/98      $  132,131,545   1.00% of avg. daily net assets    $ 1,471,427
Scudder Government Money     12/31/97     $   83,870,139   0.25% of avg. daily net assets    $    11,942++
 Market Series
Scudder Greater Europe       10/31/97     $  195,514,335   1.00% on first $1 billion of      $ 1,653,445
 Growth Fund                                               avg. daily net assets; **0.90%
                                                           on assets over $1 billion
Scudder Growth and Income    12/31/97     $6,833,584,122   0.60% on first $500 million of    $26,072,293
 Fund                                                      avg. daily net assets; 0.55% on
                                                           next $500 million; 0.50% on next
                                                           $500 million; 0.475% on next
                                                           $500 million; 0.45% on next $1
                                                           billion; 0.425% on next $1.5
                                                           billion; 0.405% on next $1.5
                                                           billion; 0.388% on next $4
                                                           billion; **0.370% on assets over
                                                           $10 billion
Scudder Health Care Fund*    N/A                     N/A   0.85% of avg. daily net assets            N/A

                                                                                              AGGREGATE
                                                                      MANAGEMENT             MANAGEMENT
           FUND             FISCAL YEAR     NET ASSETS                FEE RATE+                  FEE
           ----             -----------     ----------                ----------             ----------
Scudder High Yield Bond      2/28/98      $  176,221,237   0.70% of avg. daily net assets    $         0++
 Fund
Scudder High Yield Tax       12/31/97     $  336,690,734   0.65% on first $300 million of    $ 2,050,368
 Free Fund                                                 avg. daily net assets; 0.60% on
                                                           assets over $300 million
Scudder Income Fund          12/31/97     $  695,255,717   0.65% of first $200 million of    $ 3,750,067
                                                           avg. daily net assets; 0.60% on
                                                           next $300 million; 0.55% on
                                                           assets over $500 million
Scudder International Bond   6/30/98      $  145,818,767   0.85% on first $1 billion of      $ 1,444,303++
 Fund                                                      avg. daily net assets; 0.80% on
                                                           assets over $1 billion
Scudder International Fund   3/31/98      $2,884,919,345   0.90% on first $500 million of    $22,491,681
                                                           avg. daily net assets; 0.85% on
                                                           next $500 million; 0.80% on next
                                                           $1 billion; 0.75% on next $1
                                                           billion; 0.70% on assets over $3
                                                           billion
Scudder International        2/28/98      $   48,880,164   1.00% of avg. daily net assets    $    36,408++
 Growth and Income Fund
Scudder International        N/A                     N/A   1.00% of avg. daily net assets            N/A
 Growth Fund*
Scudder International        N/A                     N/A   1.00% of avg. daily net assets            N/A
 Value Fund*
Scudder Large Company        10/31/97     $  288,064,975   0.70% of avg. daily net assets    $ 1,790,426
 Growth Fund
Scudder Large Company        9/30/97      $2,212,733,138   0.75% on first $500 million of    $12,187,280
 Value Fund                                                avg. daily net assets; 0.65% on
                                                           next $500 million; 0.60% on next
                                                           $500 million; 0.55% on next
                                                           $   billion; **    on assets
                                                           over    billion
Scudder Latin America Fund   10/31/97     $  882,555,049   1.25% on first $1 billion of      $11,498,432
                                                           avg. daily net assets; 1.15% on
                                                           assets over $1 billion
Scudder Limited Term Tax     10/31/97     $  116,876,371   0.60% of avg. daily net assets    $   629,013++
 Free Fund
Scudder Managed Municipal    12/31/97     $  728,308,005   0.55% on first $200 million of    $ 3,705,253
 Bonds                                                     avg. daily net assets; 0.50% on
                                                           next $500 million; 0.475% on
                                                           assets over $700 million
Scudder Massachusetts        10/31/97     $   79,526,656   0.60% of avg. daily net assets    $   302,455++
 Limited Term Tax Free
 Fund
Scudder Massachusetts Tax    3/31/98      $  373,905,826   0.60% on first $400 million of    $ 2,110,713
 Free Fund                                                 avg. daily net assets; **0.525%
                                                           on assets over $400 million.
Scudder Medium Term Tax      12/31/97     $  656,951,039   0.60% on first $500 million of    $ 3,710,976
 Free Fund                                                 avg. daily net assets; 0.50% on
                                                           assets over $500 million
Scudder Micro Cap Fund       8/31/97      $   91,627,404   0.75% of avg. daily net assets    $   152,080
Scudder Money Market         12/31/97     $1,041,528,715   0.25% of avg. daily net assets    $ 1,301,440++
 Series
Scudder New York Tax Free    3/31/98      $  195,731,396   0.625% on first $200 million of   $ 1,184,089
 Fund                                                      avg. daily net assets; 0.60% on
                                                           assets over $200 million
Scudder New York Tax Free    3/31/98      $   92,514,040   0.50% of avg. daily net assets    $   215,318++
 Money Fund
Scudder Ohio Tax Free Fund   3/31/98      $   94,450,782   0.60% of avg. daily net assets    $   226,379++

                                                                                              AGGREGATE
                                                                      MANAGEMENT             MANAGEMENT
           FUND             FISCAL YEAR     NET ASSETS                FEE RATE+                  FEE
           ----             -----------     ----------                ----------             ----------
Scudder Pacific              10/31/97     $  147,276,692   1.10% of avg. daily net assets    $ 3,147,986
 Opportunities Fund
Scudder Pathway Series:      9/30/97      $  192,146,173   N/A                                       N/A
 Balanced Portfolio
Scudder Pathway Series:      9/30/97      $   16,971,681   N/A                                       N/A
 Conservative Portfolio
Scudder Pathway Series:      9/30/97      $   49,574,256   N/A                                       N/A
 Growth Portfolio
Scudder Pathway Series:      9/30/97      $   11,728,045   N/A                                       N/A
 International Portfolio
Scudder Pennsylvania Tax     3/31/98      $   78,695,405   0.60% of avg. daily net assets    $   158,978++
 Free Fund
Scudder Real Estate          N/A                     N/A   0.80% of avg. daily net assets            N/A
 Investment Fund*
Scudder S&P 500 Index Fund   12/31/97     $   16,912,276   0.15% of avg. daily net           $         0***
                                                           assets***
Scudder Short Term Bond      12/31/97     $1,165,531,162   0.60% on first $500 million of    $ 6,769,577
 Fund                                                      avg. daily net assets; 0.50% on
                                                           next $500 million; 0.45% on next
                                                           $500 million; 0.40% on next $500
                                                           million; 0.375% on next $1
                                                           billion, 0.35% on assets over $3
                                                           billion
Scudder Small Company        8/31/97      $  123,398,822   0.75% of avg. daily net assets    $   436,985
 Value Fund
Scudder Tax Free Money       12/31/97     $  283,055,833   0.50% on first $500 million of    $   881,998++
 Fund                                                      avg. daily net assets; 0.48% on
                                                           assets over $500 million
Scudder Tax Free Money       12/31/97     $  270,225,034   0.25% of avg. daily net assets    $   337,288++
 Market Series
Scudder Tax Managed Growth   N/A                     N/A   0.80% of avg. daily net assets            N/A
 Fund
Scudder Tax Managed Small    N/A                     N/A   0.90% of avg. daily net assets            N/A
 Company Fund
Scudder Technology Fund*     N/A                     N/A   0.85% of avg. daily net assets            N/A
Scudder U.S. Treasury        6/30/98      $  388,528,203   0.50% of avg. daily net assets    $   617,161++
 Money Fund

---------------
+ The management fee rates shown are for each Fund's most recently completed fiscal year, unless otherwise noted.

++ After waivers and/or expense limitations.

 * Audited fee and net asset information is not available for Scudder Health Care Fund and Scudder Technology Fund, each of which commenced operations on March 2, 1998; Scudder Real Estate Investment Fund, which commenced operations on April 6, 1998; Scudder Dividend & Growth Fund, which commenced operations on June 1, 1998; Scudder Tax Managed Growth Fund and Scudder Tax Managed Small Company Fund, each of which commenced operations on July 31, 1998; or Scudder International Growth Fund and Scudder International Value Fund, each of which commenced operations on September 1, 1998.

 ** Breakpoint added, effective September 30, 1998.

*** The Adviser is not entitled to this fee so long as the assets of the Fund are invested in a master portfolio. Scudder Kemper is entitled to receive an administrative services fee of 0.10% of the Fund's average daily net assets accrued daily net assets accrued daily and paid monthly. For the period from August 29, 1997 (commencement of operations) to December 31, 1997, Scudder Kemper waived this fee.

                                                                      APPENDIX 6

                               DATES RELATING TO
                    FORMER INVESTMENT MANAGEMENT AGREEMENTS

                                                        FORMER                       TERMINATION
                                                      INVESTMENT          NEW            DATE
                                                      MANAGEMENT      INVESTMENT       (UNLESS
                                         DATE OF       AGREEMENT      MANAGEMENT      CONTINUED)
                                          FORMER         LAST          AGREEMENT       FOR NEW
                        COMMENCEMENT    INVESTMENT    APPROVED BY    LAST APPROVED    INVESTMENT
                             OF         MANAGEMENT   SHAREHOLDERS/   BY TRUSTEES/     MANAGEMENT
FUND                     OPERATIONS     AGREEMENT    STOCKHOLDERS      DIRECTORS      AGREEMENT
----                   --------------   ----------   -------------   -------------   ------------
Scudder 21st Century        9/9/96       12/31/97      10/27/98          8/6/98        9/30/99
  Growth Fund
Scudder Balanced Fund      1/14/93       12/31/97      10/24/97         8/10/98        9/30/99
Scudder California         7/22/83       12/31/97      10/24/97         8/10/98        9/30/99
  Tax Free Fund
Scudder California         5/28/87       12/31/97      10/24/97         8/10/98        9/30/99
  Tax Free Money Fund
Scudder Cash               7/23/76       12/31/97      10/24/97         8/10/98        9/30/99
  Investment Trust
Scudder Development        2/11/71       12/31/97      10/27/97          8/6/98        9/30/99
  Fund
Scudder Dividend &          6/1/98         6/1/98        6/1/98         8/10/98        9/30/99
  Growth Fund
Scudder Emerging            5/8/96       12/31/97      10/27/97          8/6/98        9/30/99
  Markets Growth Fund
Scudder Emerging          12/31/93       12/31/97      10/27/97          8/6/98        9/30/99
  Markets Income Fund
Scudder Financial          9/30/97        9/30/97       9/30/97         9/11/97        9/30/99
  Services Fund
Scudder Global Bond         3/1/91       12/31/97      10/27/97          8/6/98        9/30/99
  Fund
Scudder Global Fund         8/6/86       12/31/97      10/27/97          8/6/98        9/30/99
Scudder GNMA Fund           7/5/85       12/31/97      10/24/97         8/10/98        9/30/99
Scudder Gold Fund           9/2/88       12/31/97      10/27/97          8/6/98        9/30/99
Scudder Government        10/29/81       12/31/97      10/23/97         8/10/98        9/30/99
  Money Market Series
Scudder Greater           10/10/94       12/21/97      10/27/97         9/15/98(@@)    9/30/99
  Europe Growth Fund
Scudder Growth and         5/31/29         1/1/98      10/24/97         8/10/98(@@)    9/30/99
  Income Fund
Scudder Health Care         1/5/98         1/5/98       12/4/97(@)       8/6/98        9/30/99
  Fund

                                                        FORMER                       TERMINATION
                                                      INVESTMENT          NEW            DATE
                                                      MANAGEMENT      INVESTMENT       (UNLESS
                                         DATE OF       AGREEMENT      MANAGEMENT      CONTINUED)
                                          FORMER         LAST          AGREEMENT       FOR NEW
                        COMMENCEMENT    INVESTMENT    APPROVED BY    LAST APPROVED    INVESTMENT
                             OF         MANAGEMENT   SHAREHOLDERS/   BY TRUSTEES/     MANAGEMENT
FUND                     OPERATIONS     AGREEMENT    STOCKHOLDERS      DIRECTORS      AGREEMENT
----                   --------------   ----------   -------------   -------------   ------------
Scudder High Yield         6/28/96       12/31/97      10/24/97         8/10/98        9/30/99
  Bond Fund
Scudder High Yield         1/22/87       12/31/97      10/24/97         8/10/98        9/30/99
  Tax Free Fund
Scudder Income Fund        4/24/28       12/31/97      10/24/97         8/10/98        9/30/99
Scudder International       7/6/88       12/31/97      10/27/97          8/6/98        9/30/99
  Bond Fund
Scudder International      6/18/53       12/31/97      10/27/97          8/6/98        9/30/99
  Fund
Scudder International       6/5/97       12/31/97      10/27/97          8/6/98        9/30/99
  Growth and Income
  Fund
Scudder International       9/1/98        6/29/98        6/1/98(@)     10/27/97        9/30/99
  Growth Fund
Scudder International       9/1/98        6/29/98        6/1/98(@)     10/27/97        9/30/99
  Value Fund
Scudder Large Company      5/15/91       12/31/97      10/24/97         8/10/98        9/30/99
  Growth Fund
Scudder Large Company     11/21/66       12/21/97      10/27/97         9/15/98(@@)    9/30/99
  Value Fund
Scudder Latin America      12/8/92       12/31/97      10/27/97          8/6/98        9/30/99
  Fund
Scudder Limited Term       2/15/94       12/31/97      10/24/97         8/10/98        9/30/99
  Tax Free Fund
Scudder Managed            10/5/76       12/31/97      10/24/97         8/10/98        9/30/99
  Municipal Bonds
Scudder Massachusetts      2/15/94       12/31/97      10/24/97         8/10/98        9/30/99
  Limited Term Tax
  Free Fund
Scudder Massachusetts      5/28/87       12/31/97      10/24/97         8/10/98(@@)    9/30/99
  Tax Free Fund
Scudder Medium Term        4/12/83       12/31/97      10/24/97         8/10/98        9/30/99
  Tax Free Fund
Scudder Micro Cap          8/12/96       12/31/97      10/27/97          8/6/98        9/30/99
  Fund
Scudder Money Market       1/12/81       12/31/97      10/23/97         8/10/98        9/30/99
  Series
Scudder New York Tax       7/22/83       12/31/97      10/24/97         8/10/98        9/30/99
  Free Fund

                                                        FORMER                       TERMINATION
                                                      INVESTMENT          NEW            DATE
                                                      MANAGEMENT      INVESTMENT       (UNLESS
                                         DATE OF       AGREEMENT      MANAGEMENT      CONTINUED)
                                          FORMER         LAST          AGREEMENT       FOR NEW
                        COMMENCEMENT    INVESTMENT    APPROVED BY    LAST APPROVED    INVESTMENT
                             OF         MANAGEMENT   SHAREHOLDERS/   BY TRUSTEES/     MANAGEMENT
FUND                     OPERATIONS     AGREEMENT    STOCKHOLDERS      DIRECTORS      AGREEMENT
----                   --------------   ----------   -------------   -------------   ------------
Scudder New York Tax       5/28/87       12/31/97      10/24/97         8/10/98        9/30/99
  Free Money Fund
Scudder Ohio Tax Free      5/28/87       12/31/97      10/24/97         8/10/98        9/30/99
  Fund
Scudder Pacific            12/8/92       12/31/97      10/27/97          8/6/98        9/30/99
  Opportunities Fund
Scudder Pathway           11/15/86       12/31/97      10/24/97         8/12/98        9/30/99
  Series: Balanced
  Portfolio
Scudder Pathway           11/15/96       12/31/97      10/24/98         8/12/98        9/30/99
  Series:
  Conservative
  Portfolio
Scudder Pathway           11/15/96       12/31/97      10/24/98         8/12/98        9/30/99
  Series: Growth
  Portfolio
Scudder Pathway           11/15/96       12/31/97      10/24/98         8/12/98        9/30/99
  Series:
  International
  Portfolio
Scudder Pennsylvania       5/28/87       12/31/97      10/24/97         8/10/98        9/30/99
  Tax Free Fund
Scudder Real Estate         4/6/98         3/2/98        3/2/98(@)      8/10/98        9/30/99
  Investment Fund
Scudder S&P 500 Index      8/29/97       12/31/97       8/27/97(@)      8/12/97        9/30/99
  Fund
Scudder Short Term          4/2/84       12/31/97      10/27/97          8/6/98        9/30/99
  Bond Fund
Scudder Small Company      10/6/95       12/31/97      10/27/97          8/6/98        9/30/99
  Value Fund
Scudder Tax Free            1/9/80       12/31/97      10/24/97         8/10/98        9/30/99
  Money Fund
Scudder Tax Free           10/1/82       12/31/97      10/23/97         8/10/98        9/30/99
  Money Market Series
Scudder Tax Managed        9/18/98        8/31/98       7/27/98@         6/9/98        9/30/99
  Growth Fund
Scudder Tax Managed        9/18/98        8/31/98       7/27/98@         6/9/98        9/30/99
  Small Company Fund

                                                        FORMER                       TERMINATION
                                                      INVESTMENT          NEW            DATE
                                                      MANAGEMENT      INVESTMENT       (UNLESS
                                         DATE OF       AGREEMENT      MANAGEMENT      CONTINUED)
                                          FORMER         LAST          AGREEMENT       FOR NEW
                        COMMENCEMENT    INVESTMENT    APPROVED BY    LAST APPROVED    INVESTMENT
                             OF         MANAGEMENT   SHAREHOLDERS/   BY TRUSTEES/     MANAGEMENT
FUND                     OPERATIONS     AGREEMENT    STOCKHOLDERS      DIRECTORS      AGREEMENT
----                   --------------   ----------   -------------   -------------   ------------
Scudder Technology          1/5/98         1/5/98       12/4/97(@)       8/6/98        9/30/99
  Fund
Scudder U.S. Treasury     11/23/81       12/31/97      10/24/97         8/10/98        9/30/99
  Money Fund

---------------
* An Investment Management Agreement which is changed from a prior agreement solely to reduce the fee payable by the Fund does not require shareholder approval prior to becoming effective. In those cases, the date shown for shareholder approval may be later than the effective date.

(@) Approval by the sole shareholder of the Fund prior to the Fund's commencement of operations.

(@@) On September 15, 1998 the Board approved an amendment to the Fund's
     Investment Management Agreement adding a breakpoint to the investment management fee rate effective September 30, 1998.

                                                                      APPENDIX 7

                           FEES TO SFAC, SSC AND STC+

                                              AGGREGATE FEE   AGGREGATE FEE   AGGREGATE FEE
             FUND               FISCAL YEAR      TO SFAC         TO SSC          TO STC
             ----               -----------   -------------   -------------   -------------
Pathway Balanced Portfolio        9/30/97       $ 37,420       $   40,014      $  690,836
Pathway Conservative Portfolio    9/30/97       $ 32,656       $   19,885      $   88,993
Pathway Growth Portfolio          9/30/97       $ 32,656       $   69,356      $  145,718
Pathway International
  Portfolio                       9/30/97       $ 32,656       $   34,821      $    4,131
Scudder 21st Century Growth
  Fund                            8/31/97       $  6,942@      $   14,592@     $      586@
Scudder Balanced Fund            12/31/97       $ 48,318       $  269,472      $  294,504
Scudder California Tax Free
  Fund                            3/31/98       $ 66,491       $  154,721             N/A*
Scudder California Tax Free
  Money Fund                      3/31/98       $ 30,000       $   63,224             N/A*
Scudder Cash Investment Trust     6/30/98       $ 98,059       $3,099,779      $1,883,755
Scudder Development Fund          6/30/98       $121,857       $2,402,311      $1,221,754
Scudder Emerging Market Growth
  Fund                           10/31/97       $178,487       $  480,002      $   41,624
Scudder Emerging Market Income   10/31/97       $258,022       $  606,320      $   33,703
Scudder Financial Services
  Fund                            5/31/98       $ 13,996@      $   79,691@     $        0@
Scudder Global Bond Fund         10/31/97       $156,250       $  375,659      $   16,092
Scudder Global Fund               6/30/98       $601,315       $2,508,727      $1,195,885
Scudder GNMA Fund                 3/31/98       $ 68,114       $  597,013      $  170,217
Scudder Gold Fund                 6/30/98       $ 67,605       $  487,205      $   19,391
Scudder Government Money
  Market Series                  12/31/97       $ 51,695       $   66,869             N/A*
Scudder Greater Europe Growth
  Fund                           10/31/97       $135,790       $  471,548      $   26,160
Scudder Growth and Income Fund   12/31/97       $338,966       $6,262,085      $4,655,851
Scudder High Yield Bond Fund      2/28/98       $      0@      $        0@     $        0@
Scudder High Yield Tax Free
  Fund                           12/31/97       $ 60,501       $  287,904             N/A*
Scudder Income Fund              12/31/97       $ 91,363       $  787,239      $1,641,229
Scudder International Bond
  Fund                            6/30/98       $154,342       $  462,449      $   80,418
Scudder International Fund        3/31/98       $838,885       $3,394,358      $1,561,049
Scudder International Growth
  and Income Fund                 2/28/98       $ 36,039       $  196,689      $      452
Scudder Large Company Growth
  Fund                           10/31/97       $ 57,787       $  525,877      $  320,268
Scudder Large Company Value
  Fund                            9/30/97       $157,173       $2,505,046      $1,562,194
Scudder Latin America Fund       10/31/97       $447,599       $2,362,155      $   24,787
Scudder Limited Term Tax Free
  Fund                           10/31/97       $ 38,322       $   46,003             N/A*
Scudder Managed Municipal
  Bonds                          12/31/97       $ 96,839       $  329,430             N/A*

                                              AGGREGATE FEE   AGGREGATE FEE   AGGREGATE FEE
             FUND               FISCAL YEAR      TO SFAC         TO SSC          TO STC
             ----               -----------   -------------   -------------   -------------
Scudder Massachusetts Limited
  Term Tax Free Fund             10/31/97       $ 36,000       $   41,127             N/A*
Scudder Massachusetts Tax Free
  Fund                            3/31/98       $ 63,206       $  194,865             N/A*
Scudder Medium Term Tax Free
  Fund                           12/31/97       $ 91,551       $  382,526             N/A*
Scudder Money Market Series      12/31/97       $109,482       $  276,134             N/A*
Scudder Micro Cap Fund            8/31/97       $ 84,245       $  251,988      $   13,747
Scudder New York Tax Free Fund    3/31/98       $ 52,711       $  118,928             N/A*
Scudder New York Tax Free
  Money Fund                      3/31/98       $ 30,000       $   57,141             N/A*
Scudder Ohio Tax Free Fund        3/31/98       $ 36,000       $   58,657             N/A*
Scudder Pacific Opportunities
  Fund                           10/31/97       $192,884       $1,057,225      $   56,892
Scudder Pennsylvania Tax Free
  Fund                            3/31/98       $ 36,000       $   61,715             N/A*
Scudder S&P 500 Index Fund       12/31/97            N/A**     $        0@            N/A@
Scudder Short Term Bond Fund     12/31/97       $173,925       $1,966,378      $  611,127
Scudder Small Company Value
  Fund                            8/31/97       $ 57,935       $  285,621      $   20,160
Scudder Tax Free Money Fund      12/31/97       $ 44,913       $  204,129             N/A
Scudder Tax Free Money Market
  Series                         12/31/97       $ 56,782       $   55,536             N/A
Scudder U.S. Treasury Money
  Fund                            6/30/98       $ 50,194       $  698,152      $  730,475

------------------------------
 + The above information is not available for Scudder Health Care Fund and Scudder Technology Fund, each of which did not commence operations until March 2, 1998; Scudder Real Estate Investment Fund, which did not commence operations until April 6, 1998; Scudder Dividend & Growth Fund, which did not commence operations until June 1, 1998; Scudder Tax Managed Growth Fund and Scudder Tax Managed Small Company Fund, each of which did not commence operations until July 31, 1998; or Scudder International Growth Fund or Scudder International Value Fund, each of which did not commence operations until September 1, 1998.

@ After waivers and/or expense limitations.

 * These funds do not currently offer their shares to retirement or employment benefit plans.

** Scudder S&P 500 Index Fund uses Bankers Trust Corporation, an unaffiliated entity, for the provision of fund accounting services.

                                      LOGO

For more information, please call Shareholder Communications Corporation, your Fund's information agent, at 1-800-733-8481, ext. 429.

PROXY                            [NAME OF FUND]                            PROXY

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF YOUR FUND
              Special Meeting of Shareholders -- December 15, 1998

     The undersigned hereby appoints Bruce H. Goldfarb, Kathryn L. Quirk, Thomas
F. McDonough and Daniel Pierce and each of them, the proxies of the undersigned, with the power of substitution to each of them, to vote all shares of the Fund which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at the offices of Scudder Kemper Investments, Inc., Two International Place, Boston, Massachusetts 02110, on Tuesday, December 15, 1998 at 10:00 a.m., eastern time, and at any adjournments thereof.

     UNLESS OTHERWISE SPECIFIED IN THE SQUARES PROVIDED, THE UNDERSIGNED'S VOTE WILL BE CAST FOR EACH NUMBERED ITEM LISTED BELOW.

     The Board members of your Fund, including those who are not affiliated with the Fund, Scudder Kemper Investments, Inc. or Zurich Insurance Company, recommend that you vote FOR each item.

1.    To approve the new Investment Management
       Agreement between the Fund and Scudder
       Kemper Investments, Inc.                FOR [ ]  AGAINST [ ] ABSTAIN [ ]

2.     To approve the revision of the Fund's
       fundamental lending policy.             FOR [ ]  AGAINST [ ] ABSTAIN [ ]

[For shareholders of SCUDDER S&P 500 INDEX FUND only]
[3.    To approve the revision of the Fund's
       fundamental borrowing policy.           FOR [ ]  AGAINST [ ] ABSTAIN [ ]]

                           (CONTINUED OPPOSITE SIDE)

     The proxies are authorized to vote in their discretion on any other business which may properly come before the meeting and any adjournments thereof.

                         Please sign exactly as your name or names appear. When signing as attorney, executor, administrator, trustee or guardian, please given your full title as such.


                         ---------------------------------------------------
                                    (Signature of Shareholder)


                         ---------------------------------------------------
                                (Signature of joint owner, if any)


                         Dated                              , 1998
                              ------------------------------


             PLEASE SIGN AND RETURN PROMPTLY IN ENCLOSED ENVELOPE.

                            NO POSTAGE IS REQUIRED.